UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM N-CSR
_________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6485

Seligman Global Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 850-1864

Date of fiscal year end:	10/31

Date of reporting period:	10/31/03

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS. Seligman Global Fund Series, Inc. Annual Report October 31, 2003

Seligman 139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Global Fund Series, Inc., covering the fiscal year ended October 31, 2003, follows this letter. This report contains reviews of the Funds’ performances and audited financial statements, as well as the Funds’ investment results and portfolios of investments.

In response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry, J. & W. Seligman & Co., the Manager of the Funds, has been conducting an extensive internal review. We are pleased to report that the Manager has found no improprieties or regulatory violations relating to employee trading, late trading, or disclosure of portfolio holdings. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. These few arrangements do not reflect a general policy to promote or encourage market timing in the Seligman Funds.

The results of this internal review covering the past three years have been presented to the Independent Directors of the Boards of the Seligman Funds. Although the review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds has been minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken, as appropriate, including disciplining employees.

Although there is nothing inherently illegal about market timing, we regret that these instances occurred and are committed to ensuring that similar instances do not occur. In this regard, the Manager has strengthened existing controls to discourage and help prevent market timing. Seligman will not tolerate any activity that it believes is inconsistent with its longstanding policy to put the interests of shareholders first.

For more information, please see the Frequently Asked Questions on Seligman’s website, www.seligman.com.*

William C. Morris
Chairman

Brian T. Zino
President

December 29, 2003

* The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this report or the Funds’ prospectuses.

Portfolio Management

Effective September 15, 2003, Wellington Management Company, LLP assumed portfolio management responsibility for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. Wellington is an independent money manager with over 70 years’ experience in the industry. Throughout its long history, Wellington has built a strong reputation based on its solid performance record, the high quality of its research, and the experience of its investment professionals, each of whom averages 17 years of experience. Seligman believes Wellington is particularly well suited to global and international investing, as the long-term performance of their global and international products has been impressive. Seligman is confident that they will provide shareholders with excellent investment management.

On December 4, 2003, a Special Meeting of Shareholders was held at the offices of the Series in New York City. At the meeting, shareholders approved the new Subadvisory Agreement giving Wellington Management Company responsibility for managing these four funds. Complete details of the shareholder vote are provided on page 62 of this report. Please note that Seligman Global Technology Fund is unaffected by this new Subadvisory Agreement. Its portfolio will continue to be managed by Richard Parower and Steven Werber of the Seligman Technology Group.

Performance Summary

Seligman Emerging Markets Fund

For the year ended October 31, 2003, Seligman Emerging Markets Fund posted a total return of 49.08%, based on the net asset value of Class A shares. During the same time period, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index returned 44.48%, and the Lipper Emerging Markets Funds Average returned 46.97%.

Seligman Global Growth Fund

For the year ended October 31, 2003, Seligman Global Growth Fund posted a total return of 19.88%, based on the net asset value of Class A shares. This compares to the 23.59% total return of the Fund’s peers, as measured by the Lipper Global Funds Average, the 21.57% total return of the Morgan Stanley Capital International (MSCI) World Index, and the 18.40% return of the MSCI World Growth Index.

Seligman Global Smaller Companies Fund

For the year ended October 31, 2003, Seligman Global Smaller Companies Fund posted a total return of 31.33%, based on the net asset value of Class A shares. This return lagged the 41.75% total return of the Citigroup Extended Market Index World and the 38.52% total return of the Lipper Global Small Cap Funds Average.

Seligman Global Technology Fund

Seligman Global Technology Fund posted a total return of 40.93%, based on the net asset value of Class A shares, for the year ended October 31, 2003. During the same time period, the Lipper Science & Technology Funds Average returned 53.27%, the Lipper Global Funds Average returned 23.59%, and the MSCI World Index returned 21.57%.

Seligman International Growth Fund

During the year ended October 31, 2003, Seligman International Growth Fund posted a total return of 20.00%, based on the net asset value of Class A shares. During the same period, the Lipper International Funds Average returned 24.51%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned 24.02%.

Investment Report
Seligman Emerging Markets Fund

How did Seligman Emerging Markets Fund perform during the fiscal year ended October 31, 2003?

For the year ended October 31, 2003, Seligman Emerging Markets Fund posted a total return of 49.08%, based on the net asset value of Class A shares. During the same time period, the MSCI EMF Index returned 44.48%, and the Fund’s peers, as measured by the Lipper Emerging Markets Funds Average, returned 46.97%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2003?

The Fund’s strong performance during the year ended October 31, 2003, was due to the strong rally in many emerging market countries. Stimulative monetary policies throughout the world and the aggressively pro-growth fiscal policy in the US boosted global economic activity. Global investors grew more confident and risk-tolerant as a result, and favored more cyclical and volatile investments, as reflected in the emerging markets rally.

In Asia, intra-regional consumption and trade led to self-sustaining growth. The outbreak of the SARS virus in the first half of 2003 temporarily hurt Asian economies for the period, but concerns eased as the virus was aggressively combated. In China, the Chinese leadership grew increasingly concerned about the rapid expansion of domestic credit, the rapid growth in fixed asset investment, and real estate price increases. As a result, the leadership introduced several measures to curb credit expansion, triggering a sell-off in stocks that benefit from Chinese demand. Evidence thus far suggests that these Chinese tightening measures have had little to no effect.

Despite the strength in exports, the domestic South Korean economy has languished due to excessive consumer leverage and political uncertainties regarding the capacity of the current government to tackle the nation’s problems. In Taiwan, on the other hand, the long moribund domestic economy began to grow as bank lending resumed, consumer confidence increased and the outflow of labor to China slowed. The Indian market posted especially strong results during the year on continued optimism about the domestic economy and technology services exports. Interest rates in India have reached historically low levels, thereby allowing for growth in consumer lending.

In Brazil, President Luiz Inacio Lula da Silva’s (“Lula”) administration continued to deliver on its promises as both tax and social security reforms moved forward in the approval process. Further, declining inflation allowed the Brazilian Central Bank to lower domestic interest rates. Despite high unemployment and a slow economy, Lula’s high approval rating suggests that the public is willing to support his agenda.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Given the broadly supportive environment for emerging markets equities — accelerating global growth, low interest rates, a weak US dollar, and ample liquidity — the Fund was positioned during the period to take advantage of a more positive global economic outlook.

The Fund’s stock selection in Israel, India, South Korea, and China contributed positively to performance during the year ended October 31, 2003. On the other hand, stock selection in Taiwan detracted most from performance, in particular the Fund’s exposure to Taiwanese industrials; however, industrial stocks were generally a positive contributor, especially the Fund’s stock picks in Brazil and India. From a sector standpoint, the Fund’s overweighting and stock selection in the health care sector was strongly positive, most notably in India and South Korea. Further, the Fund’s overweighting in the information technology sector, particularly in Israel, added positively to performance. Consumer staples investments detracted from performance, as the Fund was underweighted in this area and was hurt by stock selection.

The views and opinions expressed are those of Seligman, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Fund Objective

Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

Seligman Emerging Markets Fund is managed by Vera M. Trojan of Wellington Management Company, LLP. She is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns

For Periods Ended October 31, 2003

		Average Annual
Class A**	Six Months*	One Year	Five Years	Class A, B, D Since Inception 5/28/96	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01
With Sales Charge	34.51%	41.89%	3.53%	(1.97)%	n/a	n/a
Without Sales Charge	41.27	49.08	4.55	(1.32)	n/a	n/a
Class B**
With CDSC†	35.46	42.94	3.37	n/a	n/a	n/a
Without CDSC	40.46	47.94	3.72	(2.07)	n/a	n/a
Class C**
With Sales Charge and CDSC††	38.42	45.77	n/a	n/a	(0.29)%	n/a
Without Sales Charge and CDSC	40.69	48.18	n/a	n/a	(0.07)	n/a
Class D**
With 1% CDSC	39.46	46.94	n/a	n/a	n/a	n/a
Without CDSC	40.46	47.94	3.72	(2.07)	n/a	n/a
Class I**	42.15	51.26	n/a	n/a	n/a	22.06%
Class R**
With 1% CDSC	40.27	n/a	n/a	n/a	n/a	n/a
Without CDSC	41.27	n/a	n/a	n/a	n/a	n/a
Lipper Emerging Markets Funds Average***	38.52	46.97	10.78	0.52 †††	6.16	20.93
MSCI EMF Index***	38.61	44.48	7.77	(2.64)	2.19	18.72

Net Asset Value Per Share

	10/31/03	4/30/03	10/31/02
Class A	$6.47	$4.58	$4.34
Class B	6.11	4.35	4.13
Class C	6.12	4.35	4.13
Class D	6.11	4.35	4.13
Class I	6.61	4.65	4.37
Class R	6.47	4.58	n/a

Capital Gain Information Per Share‡
For the Year Ended October 31, 2003

Realized	$1.283
Unrealized	0.331ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which include that period would be lower.

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class R shares became effective on April 30, 2003. Class I shares do not have sales charges.

***
The Lipper Emerging Markets Funds Average and the MSCI EMF Index are unmanaged benchmarks that assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI EMF Index measured price performance only. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and taxes and the MSCI EMF Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.

†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From May 30, 1996.
‡	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 6 to Financial Statements.
ø	Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2003.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

This chart compares hypothetical $10,000 investments in Seligman Emerging Markets Fund to a hypothetical $10,000 investment in the MSCI EMF Index from the commencement of the Fund’s operations at the close of business on May 28, 1996, through October 31, 2003. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), Class B (without the sales charge), and Class D (without the sales charge). Calculations assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI EMF Index measured price performance only. The performance for Class C, Class I, and Class R, which commenced on later dates, are not shown on this chart but are included in the table on page 4. It is important to keep in mind that the index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

As shown on page 4, the performances of Class C, Class I, and Class R shares will differ from the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Samsung Electronics (South Korea)*
United Microelectronics (Taiwan)*
Taiwan Semiconductor Manufacturing (Taiwan)*
Anglo American (South Africa)*
Petroleo Brasileiro “Petrobras” (ADR) (Brazil)*
Kia Motors (South Korea)*
America Movil (Series L ADR) (Mexico)
MMC Norilsk Nickel (ADR) (Russia)*
Bunge (US)*
SK Telecom (ADR) (South Korea)*

Largest Sales
Ranbaxy Laboratories (India)**
Hansabank (Estonia)**
M-Systems Flash Disk Pioneers (Israel)**
Samsung Electronics (Preferred Stocks) (South Korea)**
Bharat Forge (India)**
LG Life Sciences (South Korea)**
Network Healthcare Holdings (South Korea)**
PTT (Thailand)**
KH Vatec (South Korea)**
Ceragon Networks (Israel)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation

October 31, 2003

	Fund	MSCI EMF Index
Europe, Middle East, and Africa	24.48%	26.66%
Czech Republic	—	0.51
Egypt	—	0.25
Estonia	0.67	—
Hungary	0.98	1.04
Israel	2.74	3.44
Jordan	—	0.16
Morocco	—	0.23
Poland	—	1.25
Russia	4.14	4.60
South Africa	11.00	13.71
Turkey	4.95	1.47
Latin America	19.78	18.23
Argentina	—	0.53
Brazil	8.41	8.15
Chile	1.95	2.12
Colombia	—	0.10
Mexico	9.42	6.58
Peru	—	0.51
Venezuela	—	0.24
Pacific	49.54	55.11
China	5.14	7.30
India	2.52	5.09
Indonesia	1.33	1.41
Malaysia	5.81	5.08
Pakistan	—	0.17
Philippines	—	0.53
South Korea	19.20	19.41
Taiwan	13.10	13.65
Thailand	2.44	2.47
United States	1.60	—
Other Assets Less Liabilities	4.60	—
Total	100.00%	100.00%

Largest Portfolio Holdings

October 31, 2003

Security	Value	Percent of Net Assets
Samsung Electronics	$3,887,875	6.76
America Movil (Series L ADR)	1,915,900	3.33
United Microelectronics	1,471,132	2.56
Anglo American	1,413,313	2.46
Petroleo Brasileiro “Petrobras” (ADR)	1,325,400	2.31
MMC Norilsk Nickel (ADR)	1,256,310	2.19
Taiwan Semiconductor Manufacturing	1,222,311	2.13
Arcelik	1,062,488	1.85
Empresa Brasileira de Aeronautica “Embraer” (ADR)	1,045,785	1.82
Teva Pharmaceutical Industries (ADR)	1,041,361	1.81

Largest Industries

October 31, 2003

Portfolio of Investments
October 31, 2003
Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 95.40%
Brazil 8.41%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Consumer Staples)	29,000	$583,770
Companhia de Saneamento Basico do Estado de Sao Paulo “SABESP” (ADR) (Utilities)	31,500	352,800
Companhia Vale do Rio Doce “CVRD” (ADR)* (Metals and Mining)	19,398	887,458
Empresa Brasileira de Aeronautica “Embraer” (ADR) (Capital Goods)	40,300	1,045,785
Petroleo Brasileiro “Petrobras” (ADR) (Energy)	56,400	1,325,400
Uniao de Bancos Brasileiros “Unibanco” (ADR) (Banks)	29,000	641,190
		4,836,403
Chile 1.95%
Banco Santander Chile (ADR) (Banks)	35,200	836,352
Sociedad Quimica y Minera de Chile (ADR) (Chemicals)	6,800	283,900
		1,120,252
China 5.14%
China Mobile (ADR) (Telecommunication Services)	30,500	432,185
China Telecom (ADR) (Telecommunication Services)	13,000	422,370
Euro-Asia Agricultural Holdings* (Consumer Staples)	3,000,000	—
Golden Meditech (Health Care Equipment and Services)	1,092,000	274,125
Hong Kong Exchanges & Clearing (Diversified Financials)	250,000	543,898
Johnson Electronic Holdings (Capital Goods)	402,500	520,742
PICC Property and Casualty (Series H)* (Insurance)	104,000	24,342
Sinotrans (Series H) (Transportation)	1,471,800	734,195
		2,951,857
Estonia 0.67%
Eesti Telekom (GDR) (Telecommunication Services)	15,800	382,973
Hungary 0.98%
OTP Bank* (Banks)	25,400	310,073
OTP Bank (GDR)* (Banks)	10,200	250,410
		560,483
India 2.52%
HDFC Bank (ADR) (Banks)	21,600	559,224
Reliance Industries (GDR)† (Chemicals)	37,300	891,470
		1,450,694
Indonesia 1.33%
PT Bank Rakyat Indonesia* (Banks)	894,400	$93,030
PT Telekomunikasi Indonesia (ADR) (Telecommunication Services)	47,300	671,660
		764,690
Israel 2.74%
Check Point Software Technologies* (Software and Services)	31,500	535,027
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals and Biotechnology)	18,300	1,041,361
		1,576,388
Malaysia 5.81%
Astro All Asia Networks* (Media)	41,900	52,044
Berjaya Sports Toto (Hotels, Restaurants and Leisure)	398,000	456,653
Malakoff (Utilities)	339,000	490,658
Malaysian Airline System* (Transportation)	490,000	595,737
Malayan Banking (Banks)	173,000	464,368
Maxis Communications (Telecommunication Services)	307,000	609,961
Resorts World (Hotels, Restaurants and Leisure)	232,000	671,579
		3,341,000
Mexico 9.42%
America Movil (Series L ADR) (Telecommunication Services)	80,500	1,915,900
Cemex (Construction Materials)	53,200	255,418
Grupo Financiero BBVA Bancomer (Class B)* (Banks)	655,700	556,693
Grupo Mexico (Series B)* (Metals and Mining)	422,992	741,957
Grupo Modelo (Series C) (Consumer Staples)	249,700	627,636
Telefonos de Mexico “Telmex” (Series L) (Telecommunication Services)	273,800	441,397
Wal-Mart de Mexico (Series V) (Consumer Staples)	314,400	876,966
		5,415,967
Russia 4.14%
MMC Norilsk Nickel (ADR) (Metals and Mining)	24,300	1,256,310
Mobile Telesystems (ADR) (Telecommunication Services)	10,000	774,900
LUKOIL (ADR) (Utilities)	4,300	349,590
		2,380,800

See footnotes on page 8.

Portfolio of Investments
October 31, 2003
Seligman Emerging Markets Fund

	Shares	Value
South Africa 11.00%
Anglo American (Metals and Mining)	69,100	$1,413,313
Anglo American Platinum (Metals and Mining)	18,100	775,797
AngloGold (Metals and Mining)	8,300	321,503
AngloGold (ADR) (Metals and Mining)	8,300	320,712
Barloworld (Capital Goods)	71,200	618,627
Dimension Data Holdings* (Software and Services)	347,144	194,284
Impala Platinum Holdings “Implats” (Metals and Mining)	5,500	506,240
Liberty Group (Insurance)	39,700	306,290
MTN Group* (Telecommunication Services)	7,524	27,002
Old Mutual (Diversified Financials)	332,600	576,765
Sappi (Paper and Forest Products)	52,900	670,531
Shoprite Holdings (Consumer Staples)	35,600	38,845
Standard Bank Group (Banks)	114,700	556,785
		6,326,694
South Korea 19.20%
CJ Home Shopping (Retailing)	9,460	359,696
Hanwha* (Chemicals)	104,770	401,021
Hyundai Heavy Industries* (Capital Goods)	9,840	279,361
Kangwon Land (Hotel, Restaurants and Leisure)	3,343	422,289
Kia Motors (Automobiles and Components)	136,980	960,654
Kookmin Bank (Banks)	23,060	841,734
Korea Zinc (Metals and Mining)	18,720	416,000
Korea Air (Transportation)	44,120	589,012
LG Electronics (Consumer Durables and Apparel)	8,130	421,098
LG Household & Health Care (Consumer Staples)	14,054	318,842
POSCO (Metals and Mining)	4,810	560,862
Samsung Electronics (Semiconductors and Semiconductor Equipment)	9,790	3,887,875
Samsung Securities (Diversified Financials)	21,290	455,122
Shinsegae (Retailing)	1,240	248,838
SK Telecom (ADR) (Telecommunication Services)	44,800	878,080
		11,040,484
Taiwan 13.10%
China Steel (Metals and Mining)	359,000	289,909
Chinatrust Financial Holding (Banks)	463,000	481,695
Eva Airways (Transportation)	1,217,428	516,680
Fubon Financial Holding (Diversified Financials)	490,000	517,006
Global Sun Technology (Communications Equipment)	80,000	78,986
High Tech Computer (Computers and Peripherals)	60,000	222,812
Taiwan (continued)
Nanya Technology* (Semiconductors and Semiconductor Equipment)	588,000	$374,324
President Chain Store (Consumer Staples)	397,000	614,279
Quanta Computer (Computers and Peripherals)	327,000	891,468
Siliconware Precision Industries (ADR)* (Semiconductors and Semiconductor Equipment)	82,700	406,057
Taiwan Semiconductor Manufacturing* (Semiconductors and Semiconductor Equipment)	619,000	1,222,311
United Microelectronics* (Semiconductors and Semiconductor Equipment)	1,605,000	1,471,132
Yuanta Core Pacific Securities (Diversified Financials)	718,000	446,502
		7,533,161
Thailand 2.44%
Kasikornbank* (Banks)	511,900	570,844
Land and House (Consumer Durables and Apparel)	1,602,900	542,267
Siam Panich Leasing (Diversified Financials)	292,000	289,036
TelecomAsia (Rights)* (Telecommunication Services)	170,524	—
		1,402,147
Turkey 4.95%
Akbank (Banks)	176,638,400	828,085
Anadolu Efes Biracilik ve Malt Sanayii (Consumer Staples)	40,147,750	492,876
Arcelik (Consumer Durables and Apparel)	220,299,100	1,062,488
Finansbank* (Banks)	483,964,400	401,536
Turkcell Iletisim Hizmetleri (ADR)* (Telecommunication Services)	3,200	60,800
		2,845,785
United States 1.60%
Bunge (Consumer Staples)	34,000	921,400
Total Investments (Cost $51,852,012) 95.40%		54,851,178
Other Assets Less Liabilities 4.60%		2,643,406
Net Assets 100.00%		$57,494,584

ADR – American Depository Receipts.

GDR – Global Depository Receipts.

* Non-income producing security.

† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

Investment Report
Seligman Global Growth Fund

How did Seligman Global Growth Fund perform during the fiscal year ended October 31, 2003?

For the year ended October 31, 2003, Seligman Global Growth Fund posted a total return of 19.88%, based on the net asset value of Class A shares. During the same time period, the MSCI World Index returned 21.57%, the MSCI World Growth Index returned 18.40%, and the Fund’s peers, as measured by the Lipper Global Funds Average, returned 23.59%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2003?

During the period under review, global economic prospects brightened, as business conditions and corporate earnings slowly improved with each passing quarter. The US led the way, with stock prices rising with the end of major combat in Iraq, an improving US economy, and strengthening corporate earnings. European exporters suffered from the strength of the euro against the US dollar, and gains in European stocks lagged those of US stocks. The euro zone’s economic growth rate remains low despite some corporate earnings improvement. Additionally, Japan found favor with investors during the second half of the period, as its economy posted positive growth rates and the government seemed to move closer to making needed reforms.

What investment strategies or techniques materially affected the Fund’s performance during the period?

We positioned the Fund for economic growth and focused our analysis on companies that we believe have improving prospects or fundamentals that are better than generally perceived.

During the year ended October 31, 2003, the Fund’s performance was most positively impacted by stock selection in the US, Sweden, and South Korea. The Fund’s exposure to Japan was also a positive, as this market performed well during the year. In terms of sector, the Fund’s stock selections in health care and consumer discretionary stocks contributed to performance. US health care and information technology stocks were especially good performers.

The Fund’s stock selection in the Netherlands and Italy detracted from performance during the period, as did stock selection in the areas of consumer staples and utilities.

The Fund was underweighted in the financial sector, an area of the markets that continues to have overcapacity issues that remain to be addressed, and where it is generally difficult to find good companies that have above-market growth rates. Toward the end of the period, however, we did buy the stock of a few banks in Japan, a move that was additive to performance. These securities were bought on the premise that a stabilization of the banks’ loan portfolios and improved outlook for Japan should drive their stock prices higher.

The views and opinions expressed are those of Seligman, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Fund Objective

Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

Seligman Global Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns

For Periods Ended October 31, 2003

		Average Annual
Class A**	Six Months*	One Year	Five Years	Class A, D Since Inception 11/1/95		Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01
With Sales Charge	10.50%	14.15%	(3.57)%	2.05%		n/a		n/a	n/a
Without Sales Charge	16.07	19.88	(2.62)	2.68		n/a		n/a	n/a
Class B**
With CDSC†	10.60	13.93	(3.61)	n/a		n/a		n/a	n/a
Without CDSC	15.60	18.93	(3.32)	n/a		0.46%		n/a	n/a
Class C**
With Sales Charge and CDSC††	13.44	16.69	n/a	n/a		n/a		(7.25)%	n/a
Without Sales Charge and CDSC	15.57	18.89	n/a	n/a		n/a		(7.04)	n/a
Class D**
With 1% CDSC	14.57	17.89	n/a	n/a		n/a		n/a	n/a
Without CDSC	15.57	18.89	(3.29)	1.95		n/a		n/a	n/a
Class I**	16.48	20.73	n/a	n/a		n/a		n/a	(8.57)%
Class R**
With 1% CDSC	15.07	n/a	n/a	n/a		n/a		n/a	n/a
Without CDSC	16.07	n/a	n/a	n/a		n/a		n/a	n/a
Lipper Global Funds Average***	20.93	23.59	2.81	6.75	ø	5.33	†††	0.03	0.64
MSCI World Index***	18.37	21.57	(1.48)	4.22		2.96		(4.52)	(1.86)
MSCI World Growth Index***	16.26	18.40	(3.56)	3.33		2.09		(6.32)	(2.87)

Net Asset Value Per Share

	10/31/03	4/30/03	10/31/02
Class A	$6.21	$5.35	$5.18
Class B	5.78	5.00	4.86
Class C	5.79	5.01	4.87
Class D	5.79	5.01	4.87
Class I	6.29	5.40	5.21
Class R	6.21	5.35	n/a

Capital Gain (Loss) Information Per Share
For the Year Ended October 31, 2003

Realized	$(0.008)
Unrealized	0.301	øø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which include that period would be lower.

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class R shares became effective on April 30, 2003. Class I shares do not have sales charges.

***
The Lipper Global Funds Average, the MSCI World Index and the MSCI World Growth Index are unmanaged benchmarks that assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI World Index and the MSCI World Growth Index measured price performance only. The Lipper Global Funds Average excludes the effect of sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.

†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
ø	From October 31, 1995.
øø	Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2003.

Performance and Portfolio Overview
Seligman Global Growth Fund

This chart compares hypothetical $10,000 investments in Seligman Global Growth Fund to hypothetical $10,000 investments in the MSCI World Index and the MSCI World Growth Index from the commencement of the Fund’s operations at the close of business on November 1, 1995, through October 31, 2003. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), and Class D (without the sales charge). Calculations assume reinvestment of distributions except that for periods prior to June 30, 2001, both the MSCI World Index and MSCI World Growth Index measure price performance only. The performance of Class B, Class C, Class I, and Class R, which commenced on later dates, are not shown on this chart but are included in the table on page 10. It is important to keep in mind that indices exclude the effect of taxes, fees and sales charges.

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

As shown on page 10, the performances of Class B, Class C, Class I, and Class R shares will differ from the performances shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes

During the Six Months Ended October 31, 2003

Largest Purchases
Samsung Electronics (GDR) (South Korea)*
Telefonaktiebolaget LM Ericsson (Sweden)*
Dell (US)*
Credit Suisse Group (Switzerland)*
Gillette (US)*
Guidant (US)*
Cendant (US)*
Atlas Copco (Sweden)*
Siemens (Germany)*
Vodafone Group (UK)*

Largest Sales
General Electric (US)**
Pfizer (US)
Medtronic (US)**
International Business Machines (US)**
Intel (US)**
UBS (Switzerland)**
Coca-Cola (US)**
Amgen (US)**
National City (US)**
Hewlett-Packard (US)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation

October 31, 2003

	Fund	MSCI World Index
Continental Europe	32.61%	17.94%
Austria	—	0.08
Belgium	—	0.42
Denmark	—	0.33
Finland	0.20	0.74
France	7.65	3.94
Germany	9.72	2.72
Greece	—	0.16
Ireland	—	0.30
Israel	0.86	—
Italy	1.10	1.54
Netherlands	1.18	2.05
Norway	—	0.20
Portugal	—	0.14
Russia	1.31	—
Spain	—	1.43
Sweden	5.07	0.93
Switzerland	5.52	2.96
Japan	2.80	9.41
Pacific	8.91	3.32
Australia	—	2.14
China	0.04	—
Hong Kong	4.67	0.73
New Zealand	—	0.09
Singapore	—	0.36
South Korea	3.23	—
Taiwan	0.97	—
United Kingdom	7.60	10.73
United States	43.40	55.98
Other	1.55	2.62
Canada	1.55	2.62
Other Assets Less Liabilities	3.13	—
Total	100.00%	100.00%

Largest Portfolio Holdings

October 31, 2003

Security	Value	Percent of Net Assets
Samsung Electronics (GDR)	$2,020,000	3.23
Telefonaktiebolaget LM Ericsson	1,680,476	2.69
Dell	1,595,178	2.55
Credit Suisse Group	1,575,123	2.52
Atlas Copco	1,489,146	2.38
Cendant	1,450,530	2.32
Siemens	1,414,160	2.26
Gillette	1,387,650	2.22
Countrywide Financial	1,366,560	2.18
Guidant	1,356,866	2.17

Largest Industries

October 31, 2003

Portfolio of Investments
October 31, 2003
Seligman Global Growth Fund

	Shares	Value
Common Stocks 96.87%
Canada 1.55%
Research In Motion* (Communications Equipment)	22,000	$970,530
China 0.04%
PICC Property & Casualty Company* (Insurance)	114,000	26,683
Finland 0.20%
Nokia (Communications Equipment)	7,465	126,628
France 7.65%
Alcatel (Communications Equipment)	33,600	442,778
AXA (Insurance)	52,300	989,784
Pinault-Printemps-Redoute* (Retailing)	7,251	737,906
Renault* (Automobiles and Components)	8,100	535,116
Sanofi-Synthelabo* (Pharmaceuticals and Biotechnology)	2,700	166,930
Total (Energy)	7,700	1,195,290
Wanadoo* (Software and Services)	96,749	718,915
		4,786,719
Germany 9.72%
Allianz (Insurance)	8,537	914,074
Bayerische Motoren Werke “BMW” (Automobiles and Components)	17,250	689,969
Deutsche Bank (Diversified Financials)	13,000	856,414
Deutsche Telekom* (Telecommunication Services)	47,000	739,415
Muenchener Rueckversicherungs-Gesellschaft* (Insurance)	7,400	881,430
Muenchener Rueckversicherungs-Gesellschaft* (Rights) (Insurance)	5,200	42,926
Schering (Pharmaceuticals and Biotechnology)	11,600	541,017
Siemens (Capital Goods)	21,000	1,414,160
		6,079,405
Hong Kong 4.67%
China Merchants Holdings International (Capital Goods)	392,000	532,389
CNOOC (Energy)	256,000	482,801
Esprit Holdings* (Retailing)	133,000	416,909
Hutchison Whampoa (Capital Goods)	135,000	1,042,740
Techtronic Industries (Consumer Durables and Apparel)	162,000	446,293
		2,921,132
Israel 0.86%
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals and Biotechnology)	9,400	534,907
Italy 1.10%
Mediaset (Media)	68,200	$688,106
Japan 2.80%
Fanuc (Capital Goods)	8,000	480,247
Fast Retailing (Retailing)	5,400	327,600
Mitsubishi Tokyo Financial Group (Banks)	41	294,160
Nikko Cordial (Diversified Financials)	120,000	646,263
		1,748,270
Netherlands 1.18%
ASML Holding* (Semiconductors and Semiconductor Equipment)	14,600	253,084
European Aeronautic Defence and Space (Capital Goods)	23,856	484,715
		737,799
Russia 1.31%
MMC Norilsk Nickel (ADR) (Metals and Mining)	15,900	822,030
South Korea 3.23%
Samsung Electronics (GDR)† (Semiconductors and Semiconductor Equipment)	10,100	2,020,000
Sweden 5.07%
Atlas Copco (Capital Goods)	42,420	1,489,146
Telefonaktiebolaget LM Ericsson (Communications Equipment)	978,840	1,680,476
		3,169,622
Switzerland 5.52%
ABB* (Capital Goods)	160,100	939,617
Credit Suisse Group (Diversified Financials)	44,778	1,575,123
Roche Holding (Pharmaceuticals and Biotechnology)	11,334	936,344
		3,451,084
Taiwan 0.97%
United Microelectronics* (Semiconductors and Semiconductor Equipment)	662,000	606,785
United Kingdom 7.60%
Amvescap (Diversified Financials)	58,350	461,642
AstraZeneca (Pharmaceuticals and Biotechnology)	16,100	755,797
British Airways* (Transportation)	197,400	696,344
Imperial Tobacco Group (Consumer Staples)	35,200	583,244
Kingfisher (Retailing)	188,649	903,828
Vodafone Group (Telecommunication Services)	642,600	1,348,649
		4,749,504

See footnotes on page 14.

Portfolio of Investments
October 31, 2003
Seligman Global Growth Fund

	Shares	Value
United States 43.40%
AMR* (Banks)	45,600	$605,568
Analog Devices* (Semiconductors and Semiconductor Equipment and Products)	13,100	580,723
Apollo Group (Class A)* (Commercial Services and Supplies)	14,000	888,020
Applied Materials* (Semiconductors and Semiconductor Equipment)	32,500	759,687
AutoZone* (Automobiles and Components)	4,700	451,670
Bank One (Banks)	22,700	963,615
Boston Scientific* (Health Care Equipment and Services)	14,800	1,002,256
Cendant* (Commercial Services and Supplies)	71,000	1,450,530
Cisco Systems* (Communications Equipment)	51,400	1,078,629
Citigroup (Diversified Financials)	27,200	1,289,280
Coach* (Consumer Durables and Apparel)	33,000	1,170,510
Comcast (Class A)* (Media)	36,200	1,180,482
Countrywide Financial (Banks)	13,000	1,366,560
Deere (Capital Goods)	14,300	866,866
Dell* (Computers and Peripherals)	44,200	1,595,178
Exxon Mobil (Energy)	23,400	855,972
First Data (Software and Services)	6,800	242,760
Forest Laboratories* (Pharmaceuticals and Biotechnology)	17,200	860,172
United States (continued)
Freddie Mac (Banks)	13,700	$768,981
Gillette (Consumer Staples)	43,500	1,387,650
Guidant (Health Care Equipment and Services)	26,600	1,356,866
Lennar (Consumer Durables and Apparel)	4,100	376,585
Lilly (Eli) (Pharmaceuticals and Biotechnology)	11,600	772,792
Merrill Lynch (Diversified Financials)	20,300	1,201,760
Microsoft (Software and Services)	39,000	1,019,850
Pfizer (Pharmaceuticals and Biotechnology)	10,900	344,440
United Technologies (Capital Goods)	12,000	1,016,280
Univision Communications (Class A)* (Media)	11,900	404,005
Wal-Mart Stores (Consumer Staples)	900	53,055
XM Satellite Radio Holdings (Class A)* (Media)	13,300	269,790
Yahoo!* (Software and Services)	22,100	965,881
		27,146,413
Total Investments (Cost $57,453,461) 96.87%		60,585,617
Other Assets Less Liabilities 3.13%		1,959,323
Net Assets 100.00%		$62,544,940

ADR – American Depository Receipts.

GDR – Global Depository Receipts.

* Non-income producing security.

† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

Investment Report
Seligman Global Smaller Companies Fund

How did Seligman Global Smaller Companies Fund perform during the fiscal year ended October 31, 2003?

For the year ended October 31, 2003, Seligman Global Smaller Companies Fund posted a total return of 31.33%, based on the net asset value of Class A shares. During the same time period, the Citigroup EM Index World returned 41.75%, and the Fund’s peers, as measured by the Lipper Global Small Cap Funds Average, returned 38.52%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2003?

During the past year, global equity markets were generally strong, and the Fund’s performance benefited from this strength. The recovery in the US and international equity markets seen in the first half of the year spread to Japan and much of Asia during the latter part of the period. Liquidity increased significantly as institutional investors returned to the equity markets in search of better returns given historically low yields on bonds and cash. The corporate sector reported profits in line with or ahead of market expectations, leading to a rebound in equity markets that was marked by speculative behavior in a number of instances, with large movements concentrated in cyclical stocks, technology and semiconductors, and media names. We continue to focus our energies on bottom-up stock picking by positioning the Fund to more attractively valued areas as we seek to exploit overlooked sectors of the market.

Within the US, GDP growth in the third calendar quarter was even stronger than expected, coming in at an 8.2% annualized rate. Productivity also increased strongly, and there were signs the labor market may be improving. Further, after a sustained period of downsizing, corporations are now faced with aging capital stock and began to use profits to upgrade their investments.

During the period, European economic growth appeared to continue to lag, but there were signs that the economy outside of manufacturing was expanding, and the manufacturing sector is expected to follow soon. During the period, the euro strengthened against the US dollar, and the yen appreciated even more. For the first time in recent memory, Japan seemed close to completing the downsizing, post-bubble write-downs and restructurings it needed to re-enter global markets as a long-term contender.

What investment strategies or techniques materially affected the Fund’s performance during the period?

Stock selection in Israel, Singapore, and Hong Kong contributed most positively to the Fund’s performance during the year ended October 31, 2003. Israeli information technology companies and consumer discretionary stocks in Hong Kong and Japan were especially positive contributors. The Fund’s performance was hurt most by stock selection in South Korea, Taiwan, the UK, and Canada. Stock selection within the industrials, information technology, and financials sectors also detracted from the Fund’s performance. Some of the Fund’s US health care stocks were negative factors.

The Fund’s largest overweighting was in the health care sector, based on the belief that health care would show continued above-market growth going forward. During the period, this overweighting detracted from performance. We are also significantly underweighted in materials, which hurt performance.

The views and opinions expressed are those of Seligman, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Fund Objective

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

Seligman Global Smaller Companies Fund is co-managed by Edward L. Makin and Jamie A. Rome of Wellington Management Company, LLP. They are supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns

For Periods Ended October 31, 2003

		Average Annual
Class A**	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01
With Sales Charge	25.45%	25.05%	(2.71)%	4.15%	n/a		n/a	n/a
Without Sales Charge	31.77	31.33	(1.76)	4.66	n/a		n/a	n/a
Class B**
With CDSC†	26.26	25.30	(2.86)	n/a	n/a		n/a	n/a
Without CDSC	31.26	30.30	(2.51)	n/a	(1.37)%		n/a	n/a
Class C**
With Sales Charge and CDSC††	29.08	28.30	n/a	n/a	n/a		(3.65)%	n/a
Without Sales Charge and CDSC	31.34	30.55	n/a	n/a	n/a		(3.43)	n/a
Class D**
With 1% CDSC	30.34	29.55	n/a	n/a	n/a		n/a	n/a
Without CDSC	31.34	30.55	(2.49)	3.88	n/a		n/a	n/a
Class I**	32.19	32.33	n/a	n/a	n/a		n/a	1.11%
Class R**
With 1% CDSC	30.77	n/a	n/a	n/a	n/a		n/a	n/a
Without CDSC	31.77	n/a	n/a	n/a	n/a		n/a	n/a
Lipper Global Small Cap Funds Average***	33.43	38.52	7.41	6.15	4.65	‡‡	4.93	6.96
Citigroup EM Index World***	32.01	41.75	8.00	7.56	6.24	†††	6.06 ‡	12.15

Net Asset Value Per Share

	10/31/03	4/30/03	10/31/02
Class A	$11.78	$8.94	$8.97
Class B	10.75	8.19	8.25
Class C	10.77	8.20	8.25
Class D	10.77	8.20	8.25
Class I	11.91	9.01	9.00
Class R	11.78	8.94	n/a

Capital Gain Information Per Shareø
For the Year Ended October 31, 2003

Realized	$0.597
Unrealized	0.446	øø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which include that period would be lower.

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class R shares became effective on April 30, 2003. Class I shares do not have sales charges.

***
The Lipper Global Small Cap Funds Average and the Citigroup Extended Market Index World (Citigroup EM Index World) are unmanaged benchmarks that assume reinvestment of distributions. The Lipper Global Small Cap Funds Average excludes the effect of sales charges and taxes, and the Citigroup EM Index World excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.

†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 30, 1996.
‡	From May 31, 1999.
‡‡	From April 25, 1996.
ø	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future net realized gains. See Note 6 to Financial Statements.
øø	Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2003.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

This chart compares hypothetical $10,000 investments in Seligman Global Smaller Companies Fund to a hypothetical $10,000 investment in the Citigroup EM World Index for the 10-year period ended October 31, 2003. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge) and Class D (without the sales charge). Calculations assume reinvestment of distributions. The performances of Class B, Class C, Class I, and Class R, which commenced on later dates, are not shown on this chart but are included in the table on page 16. It is important to keep in mind that the index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

As shown on page 16, the performances of Class B, Class C, Class I, and Class R shares will differ from the performances shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Biosite (US)*
NRJ Group (France)*
PolyMedica (US)*
Carlsberg (Class B) (Denmark)*
Randstad Holding (Netherlands)*
Remy Cointreau (France)*
Equant (Netherlands)*
Banca Popolare di Milano (Italy)*
Abgenix (US)*
EMI Group (UK)*

Largest Sales
Select Medical (US)**
Tamron (Japan)**
Career Education (US)**
M-Systems Flash Disk Pioneers (Israel)**
Hit Entertainment (UK)**
Station Casinos (US)**
MGI Pharma (US)**
KH Vatec (South Korea)**
Community Health Systems (US)**
JSR (Japan)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.

** Position eliminated during the period.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation

October 31, 2003

	Fund	Citigroup EM Index World
Continental Europe	18.49%	17.0%
Austria	—	0.08
Belgium	—	0.58
Czech Republic	—	0.01
Denmark	0.82	0.35
Finland	1.60	0.62
France	3.94	3.52
Germany	1.76	2.46
Greece	1.56	0.15
Hungary	—	0.04
Iceland	—	0.02
Ireland	—	0.43
Italy	2.59	1.54
Netherlands	3.55	2.07
Norway	—	0.16
Portugal	—	0.12
Slovenia	—	0.01
Spain	0.34	1.39
Sweden	1.01	0.74
Switzerland	1.32	2.71
Japan	16.84	9.13
Latin America	0.54	—
Mexico	0.54	—
Pacific	6.42	4.30
Australia	1.24	2.08
China	0.84	—
Hong Kong	—	1.02
New Zealand	0.73	0.06
Philippines	0.25	—
Singapore	1.59	0.43
South Korea	1.77	0.71
United Kingdom	2.94	10.58
United States	52.62	56.06
Other	1.41	2.93
Bermuda	0.52	—
Canada	0.89	2.93
Other Assets Less Liabilities	0.74	—
Total	100.00%	100.00%

Largest Portfolio Holdings

October 31, 2003

Security	Value	Percent of Net Assets
Randstad Holding	$1,826,181	1.02
NRJ Group	1,756,820	0.98
EMI Group	1,592,879	0.89
PolyMedica	1,592,730	0.89
Equant	1,478,900	0.83
Carlsberg (Class B)	1,458,135	0.82
Banca Popolare di Milano	1,431,750	0.80
TietoEnator	1,408,308	0.79
Remy Cointreau	1,388,733	0.78
American Home Mortgage Holdings	1,373,775	0.77

Largest Industries

October 31, 2003

Portfolio of Investments
October 31, 2003
Seligman Global Smaller Companies Fund

	Shares	Value
Common Stocks 99.26%
Australia 1.24%
Adsteam Marine* (Transportation)	160,589	$204,698
Cochlear (Health Care Equipment and Services)	20,000	446,135
Lend Lease (Real Estate)	114,316	907,482
Mayne Group (Health Care Equipment and Services)	254,966	657,217
		2,215,532
Bermuda 0.52%
Bank of Bermuda (Banks)	20,500	921,065
Canada 0.89%
Ritchie Bros. Auctioneers (Commercial Services and Supplies)	20,000	905,400
TSX Group (Diversified Financials)	22,000	675,679
		1,581,079
China 0.84%
Beijing Capital International Airport (Transportation)	2,624,000	971,164
Guangshen Railway (Transportation)	1,938,000	536,393
		1,507,557
Denmark 0.82%
Carlsberg (Class B) (Consumer Staples)	35,160	1,458,135
Finland 1.60%
Orion-Yhtyma (Class B) (Pharmaceuticals and Biotechnology)	38,800	745,557
Pohjola Group (Insurance)	30,900	695,644
TietoEnator (Software and Services)	53,200	1,408,308
		2,849,509
France 3.94%
April Group (Insurance)	40,000	633,005
Atos Origin* (Software and Services)	9,400	626,456
Cegedim (Health Care Equipment and Services)	16,200	884,024
Havas* (Media)	222,676	1,060,006
Ipsos (Media)	8,100	682,767
NRJ Group (Media)	89,800	1,756,820
Remy Cointreau (Consumer Staples)	44,300	1,388,733
		7,031,811
Germany 1.76%
Aixtron (Semiconductors and Semiconductor Equipment)	62,700	372,725
Elmos Semiconductor* (Semiconductors and Semiconductor Equipment)	41,112	527,451
Germany (continued)
Fielmann (Retailing)	28,129	$1,045,094
Heidelberger Druckmaschinen (Capital Goods)	25,300	889,756
Jenoptik (Semiconductors and Semiconductor Equipment)	27,619	303,034
		3,138,060
Greece 1.56%
Aktor (Capital Goods)	152,300	884,140
Bank of Piraeus (Banks)	65,000	603,746
Germanos (Retailing)	24,500	529,091
STET Hellas Telecommunications (ADR) (Telecommunication Services)	68,400	772,920
		2,789,897
Italy 2.59%
Amplifon (Health Care Equipment and Services)	17,304	444,007
Banca Popolare di Milano (Banks)	280,900	1,431,750
Brembo (Automobiles and Components)	85,954	549,881
Caltagirone Editore (Media)	152,550	1,168,980
Ericsson (Communications Equipment)	16,500	378,166
Tod’s (Consumer Durables and Apparel)	16,900	656,348
		4,629,132
Japan 16.84%
77 Bank (Banks)	211,000	1,103,769
Alpine Electronics (Consumer Durables and Apparel)	59,000	756,589
Asatsu-DK (Media)	28,600	681,818
Avex (Media)	29,800	592,698
Bellsystem24 (Commercial Services and Supplies)	4,100	930,887
C&S (Consumer Staples)	35,000	645,264
Chiba Bank (Banks)	95,000	408,092
FamilyMart (Consumer Staples)	49,100	1,065,743
Fujimi (Chemicals)	13,800	459,958
Hitachi Medical (Health Care Equipment and Services)	35,000	407,184
Hokkaido Bank (Banks)	269,000	378,667
Hokugin Financial Group (Banks)	323,000	507,483
Hokuto (Consumer Staples)	52,200	705,892
House Foods (Consumer Staples)	54,000	583,598
INES (Software and Services)	76,400	656,384
Japan Securities Finance (Diversified Financials)	81,000	447,262
Joyo Bank (Banks)	299,000	955,844
Kadokawa Holdings (Media)	37,700	1,088,784
Keihin (Automobiles and Components)	57,000	575,125
Kirin Beverage (Consumer Staples)	77,000	1,279,720

See footnotes on page 22.

Portfolio of Investments
October 31, 2003
Seligman Global Smaller Companies Fund

	Shares	Value
Japan (continued)
Kiyo Bank (Banks)	225,000	$435,247
Komori (Capital Goods)	72,000	887,985
KOSE (Consumer Staples)	23,000	733,176
Milbon (Consumer Staples)	17,200	406,139
Nagaileben (Health Care Equipment and Services)	19,000	515,939
NEC System Integration & Construction (Capital Goods)	70,000	521,933
Nippon Shinyaku (Pharmaceuticals and Biotechnology)	189,000	1,083,090
Okasan Holdings (Diversified Financials)	73,000	363,310
Okumura (Capital Goods)	181,000	738,071
Otsuka Kagu (Retailing)	24,900	723,640
PanaHome (Capital Goods)	123,000	604,332
Shiga Bank (Banks)	170,000	651,530
Sumitomo Forestry (Consumer Durables and Apparel)	75,000	613,023
Suruga Bank (Banks)	156,000	976,151
Taiheiyo Cement (Construction Materials)	179,000	442,176
Taiyo Ink Manufacturing (Chemicals)	23,000	871,038
Tanabe Seiyaku (Pharmaceuticals and Biotechnology)	72,000	526,383
Tokyo Ohka Kogyo (Chemicals)	62,200	1,129,779
Tokyo Tomin Bank (Banks)	23,800	404,628
Towa Pharmaceutical (Pharmaceuticals and Biotechnology)	45,000	911,361
Tsuruha (Consumer Staples)	64,500	1,113,564
United Arrows (Retailing)	9,000	402,143
XEBIO (Retailing)	38,700	771,470
		30,056,869
Mexico 0.54%
Grupo Financiero Banorte (Banks)	134,400	437,469
Kimberly-Clark de Mexico (Paper and Forest Products)	216,200	523,884
		961,353
Netherlands 3.55%
Chicago Bridge & Iron (NY shares) (Capital Goods)	33,000	899,250
CSM (Consumer Staples)	49,600	1,013,550
Equant* (Telecommunication Services)	167,600	1,478,900
Koninklijke Vendex KBB (Retailing)	66,100	812,734
Randstad Holding* (Commercial Services and Supplies)	96,200	1,826,181
SNT Group (Commercial Services and Supplies)	20,900	313,031
		6,343,646
New Zealand 0.73%
Carter Holt Harvey (Paper and Forest Products)	391,781	439,102
Warehouse Group (Retailing)	249,915	872,445
		1,311,547
Philippines 0.25%
Philippine Long Distance Telephone (ADR)* (Telecommunication Services)	32,100	$442,980
Singapore 1.59%
Fraser & Neave (Consumer Staples)	67,000	469,811
Keppel Land (Real Estate)	911,000	890,134
MobileOne (Telecommunication Services)	1,405,000	1,098,256
Singapore Post (Transportation)	976,000	375,848
		2,834,049
South Korea 1.77%
Cheil Communications (Media)	3,290	403,084
Koram Bank (Banks)	45,780	526,073
Korea Exchange Bank* (Banks)	147,680	608,314
LG (Capital Goods)	52,000	437,178
LG Telecom* (Telecommunication Services)	146,510	451,229
Pusan Bank* (Banks)	133,670	722,846
		3,148,724
Spain 0.34%
Telefonica Publicidad de Informacion (Media)	120,004	603,302
Sweden 1.01%
Alfa Laval (Capital Goods)	31,910	421,095
Eniro (Media)	97,200	778,327
JM (Real Estate)	27,640	385,994
NCC (Class B) (Capital Goods)	38,130	224,231
		1,809,647
Switzerland 1.32%
Bachem Holding (Pharmaceuticals and Biotechnology)	16,610	769,930
Clariant* (Chemicals)	59,280	833,213
Lindt & Sprungli (Consumer Staples)	1,000	755,112
		2,358,255
United Kingdom 2.94%
Cambridge Antibody Technology Group* (Pharmaceuticals and Biotechnology)	79,200	715,250
EMI Group (Media)	536,700	1,592,879
FirstGroup (Transportation)	130,500	666,731
Kesa Electricals (Retailing)	201,707	834,687
Securicor (Commercial Services and Supplies)	529,500	783,510
Singer & Friedlander Group (Diversified Financials)	183,316	654,433
		5,247,490

See footnotes on page 22.

Portfolio of Investments
October 31, 2003
Seligman Global Smaller Companies Fund

	Shares	Value
United States 52.62%
1-800 Contacts* (Health Care Equipment and Services)	38,000	$802,560
Abgenix* (Pharmaceuticals and Biotechnology)	78,000	956,670
Acadia Realty Trust (Real Estate)	55,000	623,700
Activision* (Software and Services)	77,000	1,163,470
Adaptec* (Communications Equipment)	115,000	980,375
AFC Enterprises* (Hotels, Restaurants and Leisure)	60,000	1,005,000
Aftermarket Technology* (Automobiles and Components)	72,500	865,287
AGCO* (Capital Goods)	62,200	1,119,600
Alliant Techsystems* (Capital Goods)	21,500	1,112,840
American Home Mortgage Holdings (Banks)	65,000	1,373,775
AmSurg* (Health Care Equipment and Services)	34,500	1,249,073
Anworth Mortgage Asset (Real Estate)	45,000	631,800
Arch Coal (Metals and Mining)	30,000	735,000
Armor Holdings* (Capital Goods)	58,000	1,131,000
Array BioPharma* (Pharmaceuticals and Biotechnology)	130,000	751,400
Asyst Technologies* (Semiconductors and Semiconductor Equipment)	47,000	876,785
AtheroGenics* (Pharmaceuticals and Biotechnology)	49,000	808,255
Bio-Rad Laboratories (Class A)* (Health Care Equipment and Services)	17,000	888,250
Biosite* (Health Care Equipment and Services)	49,500	1,278,090
BISYS Group (Software and Services)	63,000	900,900
Bunge (Consumer Staples)	35,000	948,500
Cabot Oil & Gas (Energy)	28,000	715,400
Cal Dive International* (Energy)	45,000	933,975
Charming Shoppes* (Retailing)	106,000	695,360
Cleveland-Cliffs* (Metals and Mining)	4,800	144,000
CONMED* (Health Care Equipment and Services)	38,000	771,400
CV Therapeutics* (Pharmaceuticals and Biotechnology)	44,500	784,757
DigitalNet Holdings* (Software and Services)	31,400	723,456
EDO (Capital Goods)	48,000	1,070,400
Electronics Boutique Holdings* (Retailing)	29,500	838,538
Encysive Pharmaceuticals* (Pharmaceuticals and Biotechnology)	182,800	1,168,092
Exelixis* (Pharmaceuticals and Biotechnology)	62,600	465,431
FEI* (Semiconductors and Semiconductor Equipment)	28,500	676,875
Ferro (Chemicals)	44,500	913,585
First Community Bancorp (Banks)	20,000	700,400
First Marblehead* (Diversified Financials)	42,200	934,730
FirstFed Financial* (Banks)	20,000	900,000
Forest Oil* (Energy)	31,500	738,675
United States (continued)
GameStop (Class A)* (Retailing)	58,000	$975,560
Genesco* (Retailing)	43,000	724,550
Great Atlantic & Pacific Tea* (Consumer Staples)	125,000	781,250
Group 1 Automotive* (Retailing)	23,000	814,890
Guitar Center* (Retailing)	24,000	781,320
HCC Insurance Holdings* (Insurance)	30,000	874,200
Human Genome Sciences* (Pharmaceuticals and Biotechnology)	60,000	837,900
International Rectifier* (Semiconductors and Semiconductor Equipment)	15,000	715,950
InVision Technologies* (Capital Goods)	33,000	895,785
Iomega* (Computers and Peripherals)	98,000	539,980
Iron Mountain (Software and Services)	32,000	1,223,680
Itron* (Electronic Equipment and Instruments)	38,000	778,810
Kosan Biosciences* (Pharmaceuticals and Biotechnology)	122,000	1,126,060
Lin TV* (Media)	38,000	856,900
Lithia Motors (Class A) (Retailing)	43,000	1,015,660
M/I Schottenstein Homes (Consumer Durables and Apparel)	14,500	603,635
Magma Design Automation* (Software and Services)	31,500	760,567
Maguire Properties (Real Estate)	40,000	872,000
Massey Energy (Metals and Mining)	60,500	840,950
MAXIMUS* (Software and Services)	25,000	872,750
MedCath* (Health Care Equipment and Services)	85,000	903,550
MFA Mortgage Investments (Real Estate)	80,000	765,600
Monolithic System Technology* (Semiconductors and Semiconductor Equipment)	95,000	769,975
MRV Communications* (Communications Equipment)	240,000	741,600
MSC.Software* (Software and Services)	87,000	896,100
NBTY* (Consumer Staples)	38,000	1,035,500
NetBank (Banks)	95,000	1,308,150
Nuevo Energy* (Energy)	41,000	806,880
One Liberty Properties (Real Estate)	41,900	765,094
O’Reilly Automotive* (Retailing)	20,000	865,900
OSI Systems* (Electronic Equipment and Instruments)	39,000	716,430
Owens & Minor (Health Care Equipment and Services)	39,000	793,260
Penn Virginia (Energy)	15,000	680,250
PFF Bancorp (Banks)	25,000	932,500
Pilgrim’s Pride (Consumer Staples)	85,000	1,110,950
Platinum Underwriters Holdings (Insurance)	35,000	1,005,900
PNM Resources (Utilities)	30,000	848,400

See footnotes on page 22.

Portfolio of Investments
October 31, 2003
Seligman Global Smaller Companies Fund

	Shares	Value
United States (continued)
PolyMedica (Health Care Equipment and Services)	54,000	$1,592,730
Quicksilver Resources* (Energy)	30,500	783,850
Regency Centers (Real Estate)	20,000	741,600
Regis (Retailing)	26,700	1,015,134
REMEC* (Communications Equipment)	64,500	713,370
Riggs National (Banks)	65,000	1,073,475
Rofin-Sinar Technologies* (Electronic Equipment and Instruments)	33,500	798,975
Rotech Healthcare* (Health Care Equipment and Services)	34,000	952,000
Rudolph Technologies* (Semiconductors and Semiconductor Equipment)	37,000	968,105
ScanSoft* (Software and Services)	211,200	1,217,568
SCP Pool* (Consumer Durables and Apparel)	25,000	875,125
Seacoast Financial Services (Banks)	16,500	422,400
Shaw Group* (Capital Goods)	47,600	649,740
Shurgard Storage Centers (Real Estate)	25,000	905,000
SimpleTech* (Computers and Peripherals)	75,000	582,750
Standard Motor Products (Automobiles and Components)	92,800	1,034,720
Standard Pacific (Consumer Durables and Apparel)	19,000	909,150
Steel Dynamics* (Metals and Mining)	55,000	1,027,400
SureBeam (Class A)* (Electronic Equipment and Instruments)	235,000	69,325
United States (continued)
Sycamore Networks* (Communications Equipment)	135,000	$675,675
TeleTech Holdings* (Commercial Services and Supplies)	91,400	601,412
Terex (Capital Goods)	41,500	936,240
THQ* (Software and Services)	55,000	977,625
TierOne* (Banks)	38,000	899,270
Timberland (Class A)* (Consumer Durables and Apparel)	20,000	1,039,000
Tweeter Home Entertainment Group* (Retailing)	95,000	790,400
UGI (Utilities)	28,000	862,400
Universal Forest Products (Capital Goods)	42,000	1,241,730
USF (Transportation)	24,000	765,960
Value Line (Media)	10,000	495,250
WCI Communities* (Consumer Durables and Apparel)	50,000	1,090,000
XM Satellite Radio Holdings (Class A)* (Media)	50,000	1,014,250
Yankee Candle* (Consumer Durables and Apparel)	35,000	979,300
		93,916,769

Total Investments (Cost $170,063,465) 99.26%		177,156,408
Other Assets Less Liabilities 0.74%		1,325,158
Net Assets 100.00%		$178,481,566

ADR – American Depository Receipts.

* Non-income producing security.

See Notes to Financial Statements.

Investment Report
Seligman Global Technology Fund

How did Seligman Global Technology Fund perform during the fiscal year ended October 31, 2003?

For the year ended October 31, 2003, Seligman Global Technology Fund posted a total return of 40.93%, based on the net asset value of Class A shares. During the same time period, the MSCI World Index returned 21.57%, the Lipper Global Funds Average returned 23.59%, and the Lipper Science & Technology Funds Average returned 53.27%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2003?

The US economic recovery picked up steam in the second half of 2003, with robust GDP, manufacturing, and productivity numbers being reported. Performance for global technology stocks, particularly in the US, has been relatively strong. Earnings expectations for global technology improved and are better than in most other sectors. With fewer exogenous factors holding back global economic growth and spending, we believe investors are generally anticipating stronger results and that the recent market strength reflects heightened expectations of a rebound in technology spending. Despite continuing signs of weak end-market demand, a majority of technology companies met or beat June earnings expectations, having benefited from favorable currency exchange in the US and aggressive cost cutting worldwide. Additionally, inventories remain low in most key technology sectors, setting the stage for even a modest increase in demand to quickly impact revenue and earnings.

What investment strategies or techniques materially affected the Fund’s performance during the period?

In the first quarter of 2003, it appeared to us as though the market was largely ignoring fundamentals, focusing instead on the daily events related to Iraq. We viewed the resultant market volatility as an opportunity to reduce positions that had reached target prices, and conversely, we took advantage of price weakness to buy new holdings or add to existing positions.

Fund Objective

Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

Seligman Technology Group (West Coast) Ajay Diwan, Sangeeth Peruri, Vishal Saluja, Reema Shah, Paul Wick, Lauren Wu

Seligman Technology Group
(East Coast)

Melissa Breakstone (research assistant), Greg Cote´, Frank Fay (trader), Thomas Hirschfeld, Richard Parower (Co-Portfolio Manager), Lawrence Rosso (trader), Sushil Wagle, Steve Werber (Co-Portfolio Manager)

Investment Report
Seligman Global Technology Fund

The technology market has been driven higher this year largely due to strong performance in the semiconductor and semiconductor capital equipment sectors; because of our underweighted position in these areas the Fund did not fully participate in this rally. We still believe, however, that semiconductor sales are in for a slow recovery and that valuations in these areas remain too high. In 2003, we selectively increased our exposure to semiconductors and semiconductor capital equipment, yet remained underweighted in these areas versus the index. Though this position negatively affected relative performance, we are unwilling to increase weightings in the semiconductor space because of valuation concerns.

By contrast, our decision to remain overweighted in Japanese technology stocks contributed solidly to Fund performance. These holdings have attractive absolute and relative valuations and have continued to perform well, spurred by improving demand. The Fund’s low weighting in Europe does not reflect any negative macroeconomic analysis; rather it is due to what we perceive to be a lack of specific investment opportunities.

Another area we have been increasing our exposure to is telecommunications equipment. The Fund has been underweighted in this area for some time, but we are starting to believe that the worst may be over for these stocks. This increased exposure was good for performance. We also cut back on holdings within IT services. The Fund had a large overweighting in this group at the start of the year and we decided to trim our position to take advantage of the sector’s appreciation in the first part of 2003. The few IT services holdings that remained in the Fund proved to be a drag on performance, as several of the larger IT services companies came out at the end of the first quarter with disappointing earnings guidance for the rest of the year.

The views and opinions expressed are those of Seligman, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns

For Periods Ended October 31, 2003

		Average Annual
Class A**	Six Months*	One Year	Five Years	Class A, D Since Inception 5/23/94		Class B Since Inception 4/22/96		Class C Since Inception 5/27/99
With Sales Charge	24.58%	34.20%	4.67%	11.72%		n/a		n/a
Without Sales Charge	30.79	40.93	5.69	12.31		n/a		n/a
Class B**
With CDSC†	25.28	34.66	4.58	n/a		n/a		n/a
Without CDSC	30.28	39.66	4.87	n/a		6.47%		n/a
Class C**
With Sales Charge and CDSC††	27.87	37.22	n/a	n/a		n/a		(1.94)%
Without Sales Charge and CDSC	30.12	39.66	n/a	n/a		n/a		(1.72)
Class D**
With 1% CDSC	29.20	38.76	n/a	n/a		n/a		n/a
Without CDSC	30.20	39.76	4.88	11.41		n/a		n/a
Class R**
With 1% CDSC	29.68	n/a	n/a	n/a		n/a		n/a
Without CDSC	30.68	n/a	n/a	n/a		n/a		n/a
Lipper Global Funds Average***	20.93	23.59	2.81	7.12	†††	5.33	ø	0.03
Lipper Science & Technology Funds Average***	38.52	53.27	2.10	10.85	†††	5.39	ø	(6.77)
MSCI World Index***	18.37	21.57	(1.48)	4.82		2.96		(4.52)

Net Asset Value Per Share

	10/31/03	4/30/03	10/31/02
Class A	$11.81	$9.03	$8.38
Class B	10.67	8.19	7.64
Class C	10.67	8.20	7.64
Class D	10.65	8.18	7.62
Class R	11.80	9.03	n/a

Capital Gain (Loss) Information Per Share
For the Year Ended October 31, 2003

Realized	$(0.310)
Unrealized	1.296	øø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class R shares became effective on April 30, 2003.

***
The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the MSCI World Index are unmanaged benchmarks that assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI World Index measured price performance only. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and taxes and the MSCI World Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.

†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From May 26, 1994.
ø	From April 25, 1996.
øø	Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2003.

Performance and Portfolio Overview
Seligman Global Technology Fund

This chart compares hypothetical $10,000 investments in Seligman Global Technology Fund to a hypothetical $10,000 investment in the MSCI World Index from the commencement of the Fund’s operations at the close of business on May 23, 1994, through October 31, 2003. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), and Class D (without the sales charge). Calculations assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI World Index measured price performance only. The performances of Class B, Class C, and Class R, which commenced on later dates, are not shown on this chart but are included in the table on page 25. It is important to keep in mind that the index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

As shown on page 25, the performances of Class B, Class C, and Class R shares will differ from the performances shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Hewlett Packard (US)*
Konica Minolta Holdings (Japan)*
Intel (US)
Accenture (UK)*
Yokogawa Electric (Japan)*
Nikon (Japan)*
VimpelCom (Russia)*
Chartered Semiconductor Manufacturing (Singapore)*
Fujikura (Japan)*
Amkor Technology (US)*

Largest Sales
Synopsys (US)
Microsoft (US)
JSR (Japan)**
Symantec (US)
SunGard Data Systems (US)
First Data (US)**
Pioneer (Japan)**
BMC Software (US)
Dell (US)
ALLTEL (US)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.

** Position eliminated during the period.

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation

October 31, 2003

	Fund	MSCI World Index
Continental Europe	7.02%	17.94%
Austria	—	0.08
Belgium	—	0.42
Denmark	—	0.33
Finland	0.93	0.74
France	0.89	3.94
Germany	0.50	2.72
Greece	—	0.16
Ireland	—	0.30
Italy	—	1.54
Netherlands	2.20	2.05
Norway	—	0.20
Portugal	—	0.14
Russia	1.34	—
Spain	—	1.43
Sweden	—	0.93
Switzerland	1.16	2.96
Japan	22.50	9.41
Pacific	12.61	3.32
Australia	—	2.14
Hong Kong	—	0.73
India	0.81	—
New Zealand	—	0.09
Singapore	2.03	0.36
South Korea	3.73	—
Taiwan	6.04	—
United Kingdom	1.46	10.73
United States	54.70	55.98
Other	0.75	2.62
Canada	0.29	2.62
Israel	0.46	—
Other Assets Less Liabilities	0.96	—
Total	100.00%	100.00%

Largest Portfolio Holdings

October 31, 2003

Security	Value	Percent of Net Assets
Symantec	$21,303,477	3.93
Synopsys	19,647,936	3.62
Intel	17,478,160	3.22
Laboratory Corporation of America Holdings	15,445,565	2.85
Lexmark International	13,963,817	2.57
Amdocs	12,925,358	2.38
Autodesk	11,879,077	2.19
Cisco Systems	11,552,243	2.13
Microsoft	11,061,450	2.04
NEC	10,934,883	2.02

Largest Industries

October 31, 2003

Portfolio of Investments
October 31, 2003
Seligman Global Technology Fund

	Shares	Value
Common Stock 98.75%
Australia 0.00%
United Customer Management Solutions* (IT Consulting and Services)	1,289,200	—
Canada 0.29%
Cognos* (Application Software)	46,100	$1,590,681
Finland 0.93%
Nokia* (Communications Equipment)	297,300	5,043,084
France 0.89%
Alcatel* (Communications Equipment)	365,300	4,813,895
Germany 0.50%
SAP (Application Software)	18,800	2,731,743
India 0.81%
Geometric Software (Application Software)	444,000	4,362,604
Israel 0.46%
M-Systems Flash Disk Pioneers* (Computers and Peripherals)	127,000	2,515,870
Japan 22.21%
Brother Industries (Office Electronics)	540,000	5,021,887
Dai Nippon Printing (Commercial Services and Supplies)	569,000	8,774,516
Fujikura (Capital Goods)	1,727,000	10,367,333
Funai Electric (Consumer Durables and Apparel)	35,500	4,723,231
HOYA (Electronic Equipment and Instruments)	101,000	9,126,782
Konica Minolta Holdings (Office Electronics)	647,000	8,490,737
Matsushita Electric Industrial (Consumer Durables and Apparel)	562,000	7,395,677
NEC (Computers and Peripherals)	1,240,000	10,934,883
NEC Electronics (Semiconductor Equipment and Products)	114,000	8,758,877
Nikon (Semiconductor Equipment)	589,000	8,927,809
Nippon Telegraph and Telephone “NTT” (Telecommunication Services)	1,300	5,796,930
NOK (Automobiles and Components)	142,000	5,584,052
Oki Electric Industry* (Electronic Equipment and Instruments)	1,658,000	7,333,085
Omron (Electronic Equipment and Instruments)	408,000	8,929,979
Yokogawa Electric (Electronic Equipment and Instruments)	887,000	10,351,421
		120,517,199
Netherlands 2.20%
Koninklijke (Royal) Philips Electronics* (Consumer Durables and Apparel)	245,400	$6,607,336
STMicroelectronics (NY shares) (Semiconductor Equipment and Products)	200,800	5,349,312
		11,956,648
Russia 1.34%
VimpelCom (ADR)* (Telecommunication Services)	111,600	7,265,160
Singapore 2.03%
Chartered Semiconductor Manufacturing* (Semiconductor Equipment and Products)	6,448,000	6,337,374
Flextronics International* (Electronic Equipment and Instruments)	333,200	4,663,134
		11,000,508
South Korea 3.73%
Daibeck Advanced Materials (Chemicals)	158,135	2,271,479
Interflex (Electronic Equipment and Instruments)	410,000	9,803,971
LG Electronics (Consumer Durables and Apparel)	96,820	5,014,842
Seoul Semiconductor (Semiconductor Equipment and Products)	10,838	180,404
Sindo Ricoh (Office Electronics)	52,700	2,978,986
		20,249,682
Switzerland 1.16%
Leica Geosystems* (Electronic Equipment and Instruments)	44,450	6,314,156
Taiwan 6.04%
Acer (Computers and Peripherals)	4,335,181	6,388,419
Asia Optical (Consumer Durables and Apparel)	767,000	5,063,602
Chunghwa Picture Tubes* (Electronic Equipment and Instruments)	9,575,000	4,345,859
Macronix International* (Semiconductor Equipment and Products)	5,511,000	1,486,167
Novatek Microelectronics (Semiconductors)	1,199,000	3,781,108
Synnex Technology International (Electronic Equipment and Instruments)	2,686,900	3,959,475
Taiwan Semiconductor Manufacturing* (Semiconductors)	1,215,880	2,400,942
United Microelectronics (ADR)* (Semiconductor Equipment and Products)	1,016,000	5,334,000
		32,759,572
United Kingdom 1.46%
Accenture (Class A)* (IT Consulting and Services)	337,900	7,906,860

See footnotes on page 29.

Portfolio of Investments
October 31, 2003
Seligman Global Technology Fund

	Shares	Value
United States 54.70%
3Com* (Communications Equipment)	371,300	$2,671,504
Advanced Micro Devices* (Semiconductor Equipment and Products)	372,800	5,666,560
Affiliated Computer Services (Class A)* (IT Consulting and Services)	171,300	8,381,709
Amdocs* (Application Software)	602,300	12,925,358
Ameritrade Holding* (Diversified Financials)	112,900	1,541,085
Amkor Technology* (Semiconductor Equipment and Products)	436,100	8,218,305
Amphenol (Class A)* (Electronic Equipment and Instruments)	103,400	6,074,750
Autodesk (Application Software)	614,700	11,879,077
Avaya* (Communications Equipment)	291,000	3,765,540
Becton, Dickinson (Health Care Equipment and Services)	57,200	2,091,232
BMC Software* (Systems Software)	165,000	2,867,700
Cisco Systems* (Communications Equipment)	550,500	11,552,243
Citrix Systems* (Application Software)	150,000	3,792,750
Computer Associates International (Systems Software)	363,600	8,551,872
Computer Sciences* (IT Consulting and Services)	109,300	4,330,466
Dell* (Computers and Peripherals)	36,600	1,320,894
Electronics For Imaging* (Computers and Peripherals)	99,400	2,694,734
Fairchild Semiconductor International* (Semiconductor Equipment and Products)	46,400	1,048,640
Fisher Scientific International* (Health Care Equipment and Supplies)	84,300	3,393,075
Gen-Probe* (Pharmaceuticals and Biotechnology)	109,300	2,929,240
General Motors (Class H) “Hughes Electronics” (Media)	156,600	2,572,938
Hewitt Associates (Class A)* (Commercial Services and Supplies)	111,100	2,855,270
Hewlett Packard (Computers and Peripherals)	402,200	8,973,082
Hyperion Solutions* (Application Software)	113,100	3,778,106
Intel (Semiconductor Equipment and Products)	529,000	17,478,160
InterActiveCorp* (Retailing)	171,400	6,298,950
Intersil (Class A) (Semiconductor Equipment and Products)	181,300	4,676,634
Invitrogen* (Pharmaceuticals and Biotechnology)	24,200	1,537,305
Itron* (Electronic Equipment and Instruments)	97,500	1,998,263

	Shares or Shares Subject to Put	Value
United States (continued)
Laboratory Corporation of America Holdings* (Health Care Equipment and Supplies)	435,700	$15,445,565
Lexmark International* (Computers and Peripherals)	189,700	13,963,817
Lucent Technologies* (Communications Equipment)	937,000	2,998,400
Marvell Technology Group* (Semiconductor Equipment and Products)	140,400	6,153,030
Microsoft (Systems Software)	423,000	11,061,450
National Semiconductor* (Semiconductor Equipment and Products)	140,400	5,704,452
Oracle* (Systems Software)	226,000	2,705,220
PeopleSoft* (Application Software)	318,600	6,609,357
Quest Diagnostics (Health Care Equipment and Supplies)	150,000	10,147,500
Seagate Technology (Computers and Peripherals)	230,100	5,287,698
St. Jude Medical (Health Care Equipment and Supplies)	69,400	4,036,304
SunGard Data Systems* (IT Consulting and Services)	185,900	5,214,495
Symantec* (Systems Software)	319,800	21,303,477
Symbol Technologies (Electronic Equipment and Instruments)	304,800	3,806,952
Synopsys* (Application Software)	620,200	19,647,936
Take Two Interactive Software* (Software and Services)	142,600	5,651,238
VeriSign* (Internet Software and Services)	74,900	1,186,791
		296,789,124
Total Common Stocks (Cost $471,544,946)		535,816,786
Put Options Purchased 0.29%
Japan 0.29%
Topic Index*, expiring January, 2004 @ ¥966 (Cost $3,670,613)	11,600,000	1,548,633
Total Investments (Cost $475,215,559)		537,365,419
Other Assets Less Liabilities 0.96%		5,204,457
Net Assets 100.00%		$542,569,876

ADR – American Depository Receipts.

* Non-income producing security.

See Notes to Financial Statements.

Investment Report
Seligman International Growth Fund

How did Seligman International Growth Fund perform during the fiscal year ended October 31, 2003?

For the year ended October 31, 2003, Seligman International Growth Fund posted a total return of 20.00%, based on the net asset value of Class A shares. During the same time period, the MSCI EAFE Index returned 24.02%, and the Fund’s peers, as measured by the Lipper International Funds Average, returned 24.51%.

What market conditions and events materially affected the performance of the Fund during the fiscal year ended October 31, 2003?

During the period under review, global economic prospects brightened, as business conditions and earnings slowly improved with each passing quarter. The US led the way, with stock prices rising with the end of major combat in Iraq, an improving US economy, and strengthening corporate earnings. European exporters suffered from the strength of the euro against the dollar, and gains in European stocks lagged those of US stocks. The euro zone’s economic growth rate remained low despite some corporate earnings improvement. Additionally, Japan found favor with investors during the second half of the period, as its economy posted positive growth rates and the government seemed to move closer to making needed reforms.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s stock selection in the consumer discretionary, information technology, and energy sectors contributed most to performance, while stock selection in financials (particularly in the UK), industrials, and materials detracted from performance. The Fund’s overweighting in consumer discretionary stocks was particularly helpful, and this sector performed well across geographic regions. Stock selection in Japan, South Korea, and the UK (with the exception of the financial sector here) added to performance, and stock selection in Italy, the Netherlands, and Spain detracted.

We remained underweighted in financials, an area that continues to have overcapacity issues that remain to be addressed, and where it is generally difficult to find good companies that have above-market growth rates. We did however invest in a few banks in Japan on the premise that a stabilization of the banks’ loan portfolios and their improved outlook should drive their stock prices higher. Our analysis proved correct as the Japanese banks were a positive contributor to performance toward the end of the period. Strong stock selection in Brazil was also additive to performance.

The views and opinions expressed are those of Seligman, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Fund Objective

Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of medium-sized and larger-sized companies outside the US.

Seligman International Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns

For Periods Ended October 31, 2003

		Average Annual
Class A**	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01
With Sales Charge	14.98%	14.32%	(10.47)%	(2.05)%	n/a		n/a	n/a
Without Sales Charge	20.73	20.00	(9.59)	(1.57)	n/a		n/a	n/a
Class B**
With CDSC†	15.42	14.00	(10.54)	n/a	n/a		n/a	n/a
Without CDSC	20.42	19.00	(10.21)	n/a	(5.64)%		n/a	n/a
Class C**
With Sales Charge and CDSC††	17.99	16.76	n/a	n/a	n/a		(13.26)%	n/a
Without Sales Charge and CDSC	20.24	18.98	n/a	n/a	n/a		(13.06)	n/a
Class D**
With 1% CDSC	19.37	18.11	n/a	n/a	n/a		n/a	n/a
Without CDSC	20.37	19.11	(10.17)	(2.29)	n/a		n/a	n/a
Class I**	21.75	21.75	n/a	n/a	n/a		n/a	—%
Class R**
With 1% Sales Charge	19.73	n/a	n/a	n/a	n/a		n/a	n/a
Without Sales Charge	20.73	n/a	n/a	n/a	n/a		n/a	n/a
Lipper International Funds Average***	23.18	24.51	0.91	4.19	2.64	†††	(1.32)	2.51
MSCI EAFE Index***	23.31	24.02	(1.89)	1.59	(0.19	)†††	(3.85)	1.05

Net Asset Value Per Share

	10/31/03	4/30/03	10/31/02
Class A	$9.90	$8.20	$8.25
Class B	9.08	7.54	7.63
Class C	9.09	7.56	7.64
Class D	9.10	7.56	7.64
Class I	10.13	8.32	8.32
Class R	9.90	8.20	n/a

Capital Gain Information Per Share‡
For the Year Ended October 31, 2003

Realized	$1.077
Unrealized	0.604	ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, returns which include that period would be lower.

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class R shares became effective on April 30, 2003. Class I shares do not have sales charges.

***
The Lipper International Funds Average and the MSCI EAFE Index are unmanaged benchmarks that assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI EAFE Index measured price performance only. The Lipper International Funds Average excludes the effect of sales charges and taxes and the MSCI EAFE Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 66.

†	The CDSC is 5% for periods of one year or less, 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 6 to Financial Statements.
ø	Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2003.

Performance and Portfolio Overview
Seligman International Growth Fund

This chart compares hypothetical $10,000 investments in Seligman International Growth Fund to a hypothetical $10,000 investment in the MSCI EAFE Index for the 10-year period ended October 31, 2003. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge) and Class D (without the sales charge). Calculations assume reinvestment of distributions except that for periods prior to June 30, 2001, the MSCI EAFE Index measured price performance only. The performances of Class B, Class C, Class I, and Class R, which commenced on later dates, are not shown on this chart but are included in the table on page 31. It is important to keep in mind that the index excludes the effect of taxes, fees and sales charges.

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

As shown on page 31, the performances of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Largest Portfolio Changes

During Past Six Months

Largest Purchases
Samsung Electronics (GDR) (South Korea)*
Credit Suisse Group (Switzerland)*
Atlas Copco (Sweden)*
Kingfisher (UK)*
Total (France)*
Telefonaktiebolaget LM Ericsson (ADR) (Sweden)*
Alcatel (France)*
Siemens (Germany)*
Burberry Group (UK)*
ABB (Switzerland)*

Largest Sales
Banco Popular Espanol (Spain)**
Honda Motor (Japan)**
Royal Dutch Petroleum (NY shares) (Netherlands)**
BP (ADR) (UK)**
Fortum (Finland)**
BHP Billiton (UK)**
Vodafone Group (ADR) (UK)**
Unilever (NY shares) (Netherlands)**
JSR (Japan)**
Gucci Group (NY shares) (Netherlands)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.

** Position eliminated during the period.

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation

October 31, 2003

	Fund	MSCI EAFE Index
Continental Europe	55.35%	43.33%
Austria	—	0.20
Belgium	—	1.02
Denmark	—	0.79
Finland	0.20	1.78
France	20.88	9.52
Germany	11.09	6.57
Greece	—	0.39
Ireland	1.10	0.72
Italy	—	3.71
Netherlands	2.48	4.96
Norway	—	0.48
Portugal	—	0.34
Russia	2.44	—
Spain	1.47	3.45
Sweden	6.04	2.25
Switzerland	9.65	7.15
Japan	8.42	22.73
Pacific	13.99	8.01
Australia	—	5.17
Hong Kong	7.05	1.76
Indonesia	0.85	—
Malaysia	1.92	—
New Zealand	—	0.21
South Korea	4.17	—
Singapore	—	0.87
United Kingdom	16.42	25.93
Other	5.31	—
Brazil	2.01	—
Canada	2.35	—
Israel	0.95	—
Other Assets Less Liabilities	0.51	—
Total	100.00%	100.00%

Largest Portfolio Holdings

October 31, 2003

Security	Value	Percent of Net Assets
Samsung Electronics (GDR)	$1,800,000	4.17
Credit Suisse Group	1,574,419	3.65
Atlas Copco (Class A)	1,392,607	3.23
Kingfisher	1,309,569	3.03
Total	1,241,860	2.88
Telefonaktiebolaget LM Ericsson (ADR)	1,212,745	2.81
Alcatel	1,114,852	2.58
Burberry Group	1,079,631	2.50
MMC Norilsk Nickel (ADR)	1,054,680	2.44
Carphone Warehouse	1,023,671	2.37

Largest Industries

October 31, 2003

Portfolio of Investments
October 31, 2003
Seligman International Growth Fund

	Shares	Value
Common Stock 98.58%
Brazil 2.01%
Empresa Brasileira de Aeronautica “Embraer” (ADR) (Capital Goods)	33,500	$869,325
Canada 2.35%
Research In Motion* (Technology Hardware and Equipment)	23,000	1,014,645
Finland 0.20%
Nokia* (Communications Equipment)	5,143	87,240
France 20.88%
Alcatel* (Communications Equipment)	84,600	1,114,852
Altran Technologies* (IT Consulting and Services)	46,100	569,500
AXA (Insurance)	41,900	792,963
BNP Paribas* (Banks)	11,200	587,770
Club Mediterranee* (Hotels, Restaurants and Leisure)	11,800	446,085
Essilor International (Health Care Equipment and Services)	9,000	432,398
Pinault-Printemps-Redoute (Retailing)	3,997	406,759
Renault* (Automobiles and Components)	8,400	554,936
Rodriguez Group (Consumer Durables and Apparel)	9,800	664,492
Total (Energy)	8,000	1,241,860
Unibail (Real Estate)	7,000	551,441
Vivendi Universal* (Media)	40,800	855,991
Wanadoo* (Internet Software and Services)	106,655	792,524
		9,011,571
Germany 10.18%
Allianz (Insurance)	7,537	807,002
Bayerische Motoren Werke “BMW”* (Automobiles and Components)	18,700	747,966
Deutsche Bank* (Diversified Financials)	7,000	461,146
Muenchener Rueckversicherungs Gesellschaft “MunichRe” (Insurance)	5,900	702,762
Muenchener Rueckversicherungs Gesellschaft “MunichRe” (Rights)* (Insurance)	4,900	40,450
Schering (Pharmaceuticals and Biotechnology)	13,100	610,976
Siemens (Capital Goods)	15,200	1,023,582
		4,393,884
Hong Kong 7.05%
China Merchants Holdings International (Capital Goods)	414,000	562,268
CNOOC (Energy)	405,800	765,315
Esprit Holdings (Retailing)	109,500	343,245
Hong Kong (continued)
Hutchison Whampoa (Capital Goods)	59,000	$455,716
PICC Property and Casualty (H shares)* (Insurance)	78,000	18,257
Techtronic Industries (Consumer Durables and Apparel)	326,000	898,095
		3,042,896
Indonesia 0.85%
PT Telekomunikasi Indonesia (ADR) (Telecommunication Services)	25,800	366,360
Ireland 1.10%
Ryanair Holdings (ADR)* (Transportation)	9,200	473,064
Israel 0.95%
Teva Pharmaceutical Industries (ADR) (Pharmaceuticals and Biotechnology)	7,200	409,716
Japan 8.42%
Fanuc (Capital Goods)	6,400	384,198
Fast Retailing (Retailing)	7,400	448,933
Ito-Yokado (Consumer Staples)	12,000	440,287
Mizuho Financial Group (Banks)	158	385,996
Nikko Cordial (Diversified Financials)	63,000	339,288
Nippon Telegraph and Telephone “NTT” (Telecommunication Services)	97	432,540
Sumitomo Electric Industries (Capital Goods)	46,000	394,787
Sumitomo Mitsui Financial Group (Banks)	77	386,713
UMC Japan* (Semiconductor Equipment)	309	420,943
		3,633,685
Malaysia 1.92%
Resorts World (Hotels, Restaurants and Leisure)	287,000	830,789
Netherlands 2.48%
ASML Holding (NY shares)* (Semiconductor Equipment)	20,584	361,146
European Aeronautic Defence and Space* (Capital Goods)	34,898	709,071
		1,070,217
Russia 2.44%
MMC Norilsk Nickel (ADR) (Metals and Mining)	20,400	1,054,680
South Korea 4.17%
Samsung Electronics (GDR)*† (Semiconductor Equipment)	9,000	1,800,000

See footnotes on page 35.

Portfolio of Investments
October 31, 2003
Seligman International Growth Fund

	Shares	Value
Spain 1.47%
Promotora de Informaciones “Prisa” (Media)	57,500	$636,894
Sweden 6.04%
Atlas Copco (Class A) (Capital Goods)	39,670	1,392,607
Telefonaktiebolaget LM Ericsson (ADR)* (Communications Equipment)	70,900	1,212,745
		2,605,352
Switzerland 9.65%
ABB* (Capital Goods)	154,500	904,608
Converium Holding (Insurance)	8,604	423,269
Credit Suisse Group (Diversified Financials)	44,758	1,574,419
Roche Holding “Genusschein” (Pharmaceuticals and Biotechnology)	10,294	850,426
Serono (B shares) (Pharmaceuticals and Biotechnology)	602	414,971
		4,167,693
United Kingdom 16.42%
Amvescap (Diversified Financials)	40,300	318,838
AstraZeneca (Pharmaceuticals and Biotechnology)	17,600	826,213
British Airways* (Transportation)	149,000	525,609
United Kingdom (continued)
Burberry Group (Consumer Durables and Apparel)	161,572	$1,079,631
Carphone Warehouse (Retailing)	467,000	1,023,671
Compass Group (Hotels, Restaurants and Leisure)	124,000	714,487
Kingfisher (Retailing)	273,336	1,309,569
lastminute.com* (Internet Software and Services)	124,523	626,163
Rolls-Royce Group (Capital Goods)	138,089	444,379
Vodafone Group (Telecommunication Services)	104,800	219,947
		7,088,507
Total Common Stocks (Cost $39,891,097)		42,556,518
Preferred Stocks 0.91%
Germany 0.91%
Porsche (Automobiles and Components) (Cost $348,921)	800	392,454
Total Investments (Cost $40,240,018) 99.49%		42,948,972
Other Assets Less Liabilities 0.51%		218,809
Net Assets 100%		$43,167,781

ADR – American Depository Receipts.

GDR – Global Depository Receipts.

* Non-income producing security.

† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 2003

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
Assets:
Investments, at value (see portfolios of investments):
Common stocks	$54,851,178	$60,585,617	$177,156,408	$535,816,786	$42,556,518
Options purchased	—	—	—	1,548,633	—
Preferred stocks	—	—	—	—	392,454
	54,851,178	60,585,617	177,156,408	537,365,419	42,948,972
Cash denominated in U.S. dollars	2,384,351	2,506,267	1,534,293	10,378,352	592,705
Cash denominated in foreign currencies	452,675	197,785	303,345	1,022,118	1,159
Receivable for securities sold	1,082,424	1,696,017	1,819,587	5,978,628	523,406
Receivable for Capital Stock sold	144,583	39,295	183,360	145,917	82,417
Expenses prepaid to shareholder service agent	67,916	60,783	138,109	366,685	51,651
Receivable for dividends and interest	62,205	152,287	268,333	489,110	107,204
Unrealized appreciation on forward currency contracts	822	6,624	102	—	1,313
Other	1,599	2,144	7,282	16,309	1,358
Total Assets:	59,047,753	65,246,819	181,410,819	555,762,538	44,310,185
Liabilities:
Payable for securities purchased	1,125,141	2,327,944	2,070,750	11,008,988	935,409
Payable for Capital Stock repurchased	239,444	167,258	408,828	1,054,123	60,195
Management fee payable	60,171	52,578	144,636	449,577	36,112
Distribution and service fees payable	23,273	32,094	95,699	247,936	17,272
Unrealized depreciation on forward currency contracts	457	4,687	4,503	20,293	1,575
Accrued expenses and other	104,683	117,318	204,837	411,745	91,841
Total Liabilities	1,553,169	2,701,879	2,929,253	13,192,662	1,142,404
Net Assets	$57,494,584	$62,544,940	$178,481,566	$542,569,876	$43,167,781
Composition of Net Assets:
Capital Stock, at par:
Class A	$5,370	$4,979	$6,724	$27,475	$2,312
Class B	1,454	2,108	4,197	7,591	532
Class C	306	536	179	2,829	173
Class D	1,399	2,552	4,310	10,042	947
Class I	521	246	486	n/a	519
Class R	—	—	—	—	—
Additional paid-in capital	67,962,245	124,687,839	215,315,335	1,081,761,452	65,001,681
Undistributed/accumulated net investment income (loss)	(108,630)	(264,748)	(151,160)	7,963	(263,436)
Accumulated net realized loss on investments	(13,366,434)	(65,036,250)	(43,796,115)	(601,403,786)	(24,295,122)
Net unrealized appreciation of investments	1,909,156	2,379,124	4,545,284	51,721,784	1,964,626
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward exchange contracts	1,089,197	768,554	2,552,326	10,434,526	755,549
Net Assets	$57,494,584	$62,544,940	$178,481,566	$542,569,876	$43,167,781
Net Assets:
Class A	$34,743,718	$30,937,595	$79,222,451	$324,386,611	$22,895,670
Class B	8,885,253	12,190,807	45,136,449	81,001,736	4,827,796
Class C	1,868,279	3,101,829	1,928,456	30,198,986	1,568,924
Class D	8,551,209	14,768,888	46,402,940	106,980,584	8,619,470
Class I	3,444,004	1,544,081	5,789,291	n/a	5,254,110
Class R	2,121	1,740	1,979	1,959	1,811
Shares of Capital Stock Outstanding:
Class A	5,370,357	4,979,271	6,724,038	27,475,421	2,312,142
Class B	1,454,111	2,107,410	4,197,190	7,591,040	531,751
Class C	305,442	535,917	179,135	2,828,964	172,633
Class D	1,398,794	2,552,099	4,309,518	10,041,426	947,127
Class I	521,317	245,674	486,256	n/a	518,789
Class R	328	280	168	166	183
Net Asset Value Per Share:
Class A	$6.47	$6.21	$11.78	$11.81	$9.90
Class B	6.11	5.78	10.75	10.67	9.08
Class C	6.12	5.79	10.77	10.67	9.09
Class D	6.11	5.79	10.77	10.65	9.10
Class I	6.61	6.29	11.91	n/a	10.13
Class R	6.47	6.21	11.78	11.80	9.90

See Notes to Financial Statements.

Statements of Operations
For the Year Ended October 31, 2003

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Investment Income:
Dividends	$1,074,089	$1,312,107	$2,290,831	$2,087,624	$893,282
Interest	8,773	19,536	65,377	137,917	6,315
Total Investment Income*	1,082,862	1,331,643	2,356,208	2,225,541	899,597

Expenses:
Management fees	560,993	641,931	1,611,157	4,854,837	381,126
Shareholder account services	433,317	370,041	862,482	2,023,981	383,590
Custody and related services	247,149	116,378	350,015	360,169	83,101
Distribution and service fees	216,215	390,835	1,035,435	2,663,369	184,067
Registration	84,682	84,015	103,717	141,392	90,800
Auditing and legal fees	74,171	63,763	104,030	213,497	48,189
Shareholders’ meeting	43,271	60,655	103,346	263,421	38,803
Shareholder reports and communications	18,339	19,496	42,204	121,819	25,184
Directors’ fees and expenses	11,418	12,829	25,071	23,378	11,045
Miscellaneous	8,023	11,234	18,217	32,791	7,586
Total Expenses	1,697,578	1,771,177	4,255,674	10,698,654	1,253,491
Net Investment Loss	(614,716)	(439,534)	(1,899,466)	(8,473,113)	(353,894)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Contracts:
Net realized gain (loss) on investmentsø	10,034,522	(4,005,210)	(1,357,247)	(27,914,952)	883,510
Net realized gain from foreign currency transactions	1,551,313	3,863,644	11,394,814	12,120,812	3,867,751
Net change in unrealized depreciation of investments	6,687,615	12,355,813	38,002,638	187,446,927	3,783,084
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	1,140,108	(505,678)	(1,434,521)	4,561,147	(535,010)
Net Gain on Investments and Foreign Currency Transactions	19,413,558	11,708,569	46,605,684	176,213,934	7,999,335
Increase in Net Assets from Operations	$18,798,842	$11,269,035	$44,706,218	$167,740,821	$7,645,441
* Net of foreign taxes withheld	$97,341	$119,141	$176,871	$455,296	$112,873
ø Net of foreign capital gains tax	$750,048	$44,887	$541,590	—	$67,069

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Emerging Markets Fund		Global Growth Fund		Global Smaller Companies Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2003	2002	2003	2002	2003	2002
Operations:
Net investment loss	$(614,716)	$(672,059)	$(439,534)	$(1,097,920)	$(1,899,466)	$(3,456,518)
Net realized gain (loss) on investments	10,034,522	(483,614)	(4,005,210)	(27,174,316)	(1,357,247)	(29,660,617)
Net realized gain (loss) from foreign currency transactions	1,551,313	(374,755)	3,863,644	1,010,574	11,394,814	(7,250,860)
Net change in unrealized depreciation of investments	6,687,615	2,286,090	12,355,813	(210,957)	38,002,638	(14,280,937)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	1,140,108	661,409	(505,678)	885,406	(1,434,521)	12,932,665
Increase (Decrease) in Net Assets from Operations	18,798,842	1,417,071	11,269,035	(26,587,213)	44,706,218	(41,716,267)

Capital Share Transactions:
Net proceeds from sales of shares	20,520,927	27,190,267	3,766,018	12,730,752	17,365,783	43,242,962
Exchanged from associated funds	37,547,175	53,258,631	131,420,588	131,038,562	206,365,091	221,113,627
Total	58,068,102	80,448,898	135,186,606	143,769,314	223,730,874	264,356,589
Cost of shares repurchased	(21,763,896)	(25,715,502)	(20,088,273)	(44,430,928)	(47,306,983)	(87,922,445)
Exchanged into associated funds	(37,217,103)	(50,664,537)	(132,264,245)	(137,941,312)	(207,902,140)	(225,152,792)
Total	(58,980,999)	(76,380,039)	(152,352,518)	(182,372,240)	(255,209,123)	(313,075,237)
Increase (Decrease) in Net Assets from Capital Share Transactions	(912,897)	4,068,859	(17,165,912)	(38,602,926)	(31,478,249)	(48,718,648)
Increase (Decrease) in Net Assets	17,885,945	5,485,930	(5,896,877)	(65,190,139)	13,227,969	(90,434,915)

Net Assets:
Beginning of year	39,608,639	34,122,709	68,441,817	133,631,956	165,253,597	255,688,512
End of Year*	$57,494,584	$39,608,639	$62,544,940	$68,441,817	$178,481,566	$165,253,597
* Net of accumulated net investment loss	$(108,630)	$(2,846)	$(264,748)	$(4,333)	$(151,160)	$(10,643)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global Technology Fund		International Growth Fund
	Year Ended October 31,		Year Ended October 31,
	2003	2002	2003	2002
Operations:
Net investment loss	$(8,473,113)	$(13,492,535)	$(353,894)	$(447,325)
Net realized gain (loss) on investments	(27,914,952)	(196,950,939)	883,510	(10,259,435)
Net realized gain (loss) from foreign currency transactions	12,120,812	2,177,058	3,867,751	1,181,128
Net change in unrealized depreciation of investments	187,446,927	33,375,442	3,783,084	1,904,326
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	4,561,147	7,498,017	(535,010)	1,139,387
Increase (Decrease) in Net Assets from Operations	167,740,821	(167,392,957)	7,645,441	(6,481,919)

Capital Share Transactions:

Net proceeds from sales of shares	28,490,323	57,023,434	24,247,587	34,848,894
Exchanged from associated funds	301,251,494	214,933,149	92,500,862	153,729,108
Total	329,741,817	271,956,583	116,748,449	188,578,002
Cost of shares repurchased	(109,245,699)	(197,012,360)	(25,961,306)	(31,140,471)
Exchanged into associated funds	(311,451,006)	(254,910,393)	(91,360,531)	(153,818,412)
Total	(420,696,705)	(451,922,753)	(117,321,837)	(184,958,883)
Increase (Decrease) in Net Assets from Capital Share Transactions	(90,954,888)	(179,966,170)	(573,388)	3,619,119
Increase (Decrease) in Net Assets	76,785,933	(347,359,127)	7,072,053	(2,862,800)

Net Assets:

Beginning of year	465,783,943	813,143,070	36,095,728	38,958,528
End of Year*	$542,569,876	$465,783,943	$43,167,781	$36,095,728
* Including undistributed net investment income (net of accumulated net investment loss)	$7,963	$(10,830)	$(263,436)	$(9,391)

See Notes to Financial Statements.

Notes to Financial Statements

1. Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers six classes of shares with the exception of Global Technology Fund, which offers five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% (except with respect to shares sold through certain dealers listed in the Series’ Statement of Additional Information, there is no sales charge) and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase (12 months in the case of certain dealers listed in the Series’ Statement of Additional Information).

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than the sale of 328 shares of Emerging Markets Fund, 280 shares of Global Growth Fund, 168 shares of Global Smaller Companies Fund, 166 shares of Global Technology Fund and 183 shares of International Growth Fund to Seligman Advisors, Inc. (the “Distributor”) for $1,500 per Fund. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Securities — Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)  market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at October 31, 2003, was substantially the same as its cost.

The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Notes to Financial Statements

c.	Forward Currency Contracts — The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d.	Options — Each Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

e.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

g.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets at the end of the fiscal year based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended October 31, 2003, were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$108,042,500	$111,260,968
Global Growth Fund	155,579,010	172,882,370
Global Smaller Companies Fund	407,474,320	436,268,769
Global Technology Fund	898,259,065	979,679,599
International Growth Fund	109,828,800	108,637,821

At October 31, 2003, each Fund’s cost of investments for federal income tax purposes was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales as follows:

Fund	Tax Basis Cost	Deferral of Wash Sale Losses
Emerging Markets Fund	$51,944,903	$92,891
Global Growth Fund	57,898,522	445,061
Global Smaller Companies Fund	170,145,828	82,363
Global Technology Fund	476,939,473	1,723,914
International Growth Fund	40,264,551	24,533

The tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

Fund	Total Unrealized Appreciation	Total Unrealized Depreciation
Emerging Markets Fund	$4,542,986	$1,636,711
Global Growth Fund	3,705,430	1,018,335
Global Smaller Companies Fund	11,938,226	4,927,646
Global Technology Fund	84,524,198	24,098,252
International Growth Fund	3,063,148	378,727

Transactions in options written during the year ended October 31, 2003, were as follows:

	Call Options
	Contracts	Premium
Global Technology Fund:
Options outstanding, October 31, 2002	—	—
Options written	2,991,000	$1,798,314
Options terminated in closing purchase transactions	(1,746,000)	(919,083)
Options expired	(298,000)	(198,174)
Options exercised	(947,000)	(681,057)
Options outstanding, October 31, 2003	—	—

Notes to Financial Statements

4.	Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion. The annual management fee rate, until September 14, 2003, with respect to each of the other Funds was equal to 1.00% of the first $1 billion of the Fund’s average daily net assets, 0.95% of the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s daily net assets in excess of $2 billion.

Effective September 15, 2003, in connection with engagement of a subadvisor, the Manager began advising Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”) under an interim management agreement. Under the interim management agreement, the annual management fee rate with respect to the Global Growth Fund and the International Growth Fund was equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s daily net assets in excess of $1.05 billion. Also, under the new interim management agreement, effective September 15, 2003, the annual management fee rate with respect to Global Smaller Companies Fund was changed to equal 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million. There was no change in the management fee rate with respect to the Emerging Markets Fund. The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and the International Growth Fund were 1.25%, 0.99%, 0.96%, 1.00% and 1.00%, respectively, per annum of the average daily net assets of each of the Funds of the Series. At a special meeting on December 4, 2003, shareholders of the Series approved a new management agreement with respect to the Subadvised Funds that is substantially similar in all material respects to the interim management agreement. Such new management agreement became effective on December 5, 2003, and the interim management agreement terminated in accordance with its terms.

Prior to January 1, 2003, Henderson Investment Management Limited (“Henderson”) was the subadviser to the Global Smaller Companies Fund and was responsible for furnishing investment advice, research, and assistance with respect to the Fund’s international investments. Under the subadvisory agreement, the Manager paid Henderson a subadvisory fee at a rate equal to 0.50% per annum of the average monthly assets under Henderson’s supervision. Henderson is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

On November 21, 2002, at a meeting of the Series’ Board of Directors, the Board did not renew the subadvisory agreement of Henderson in respect of the Global Smaller Companies Fund. As a result, the subadvisory agreement expired on December 31, 2002, where-upon the Manager assumed full responsibility for investment advice and research for that Fund.

Effective September 15, 2003, under an interim subadvisory agreement, Wellington Management Company, LLP (the “Subadviser”), became Subadviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to the Subadvised Funds. Under the interim subadvisory agreement, the Manager paid the Subadviser a subadvisory fee for each of the Subadvised Funds determined as follows: for Global Growth Fund and International Growth Fund, the Subadvisor received 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40% of each Fund’s daily net assets in excess of $50 million; for Emerging Markets Fund, the Subadvisor received 0.65% of the Fund’s average daily net assets; for Global Smaller Companies Fund, the Subadviser received 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million. At a special meeting on December 4, 2003, shareholders of the Series approved a new subadvisory agreement with respect to the Subadvised Funds that is substantially similar in all material aspects to the interim subadvisory agreement. Such new subadvisory agreement became effective on December 5, 2003, and the interim agreement terminated in accordance with its terms.

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

Seligman Advisors, Inc., agent for the distribution of each Fund’s shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

Fund	Distributor Concessions	Dealer Commissions
Emerging Markets Fund	$4,180	$37,769
Global Growth Fund	2,368	20,661
Global Smaller Companies Fund	3,295	27,402
Global Technology Fund	15,274	137,381
International Growth Fund	1,564	14,353

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the year ended October 31, 2003, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $67,378, $74,505, $178,389, $686,938, and $51,102, respectively, or 0.25%, 0.24%, 0.25%, 0.24%, and 0.24%, respectively, per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

Notes to Financial Statements

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended October 31, 2003 (for the six months then ended in the case of Class R), fees incurred under the Plan, equivalent to 1% (0.50% in the case of Class R) per annum of the average daily net assets of Class B, Class C, Class D and Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R
Emerging Markets Fund	$72,741	$11,125	$64,966	$5
Global Growth Fund	120,574	32,546	163,206	4
Global Smaller Companies Fund	419,967	16,378	420,697	4
Global Technology Fund	718,606	270,979	986,842	4
International Growth Fund	43,529	16,078	73,354	4

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months (or in the case of Class C, under the circumstances noted above, 12 months) of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the year ended October 31, 2003, such charges were as follows:

Fund	Amount
Emerging Markets Fund	$7,137
Global Growth Fund	7,160
Global Smaller Companies Fund	19,206
Global Technology Fund	46,239
International Growth Fund	25,833

The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregates of such payments and distribution fees retained by the Distributor for the year ended October 31, 2003, were as follows:

Fund	Amount
Emerging Markets Fund	$3,152
Global Growth Fund	4,785
Global Smaller Companies Fund	4,346
Global Technology Fund	33,983
International Growth Fund	2,448

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2003, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

Fund	Commissions	Distribution and Service Fees
Emerging Markets Fund	$5,768	$3,155
Global Growth Fund	449	4,071
Global Smaller Companies Fund	522	10,346
Global Technology Fund	5,882	59,008
International Growth Fund	256	4,724

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount
Emerging Markets Fund	$433,317
Global Growth Fund	370,041
Global Smaller Companies Fund	862,482
Global Technology Fund	2,023,981
International Growth Fund	383,590

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (“the Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of October 31, 2003, the Series’ potential obligation under the Guaranties is $1,000,500. As of October 31, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors fees and expenses, and the accumulated balances thereof at October 31, 2003, are included in accrued expenses and other liabilities, as follows:

Fund	Amount
Emerging Markets Fund	$3,354
Global Growth Fund	5,016
Global Smaller Companies Fund	12,213
Global Technology Fund	12,330
International Growth Fund	10,372

Notes to Financial Statements

5.	Committed Line of Credit — The Series is a participant in a joint $420 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund’s borrowings have been limited to 15% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June, 2004, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2003, the Series did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At October 31, 2003, each Fund had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund
2008	—	—	—	—	$2,938,198
2009	13,273,543	$38,226,298	$4,386,097	$389,314,866	12,453,559
2010	—	26,311,335	39,327,655	193,291,796	8,878,832
2011	—	53,556	—	17,073,210	—
Total	$13,273,543	$64,591,189	$43,713,752	$599,679,872	$24,270,589

7.	Outstanding Forward Exchange Currency Contracts — At October 31, 2003, the Series had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Emerging Markets Fund
Bought:
Mexican pesos	1,072,971	97,454	11/4/03	97,013	$(441)
South African rand	3,117,640	452,172	11/5/03	452,974	802
Hong Kong dollars	189,093	24,358	11/6/03	24,342	(16)
South African rand	57,147	8,289	11/6/03	8,303	14
South African rand	60,176	8,737	11/7/03	8,743	6
					$365
Global Growth Fund
Bought:
Euros	231,927	270,659	11/3/03	269,279	$(1,380)
Euros	128,230	149,260	11/3/03	148,882	(378)
Swiss francs	335,528	252,364	11/3/03	250,853	(1,511)
Euros	220,279	256,244	11/4/03	255,755	(489)
Euros	187,779	217,493	11/4/03	218,021	528
Swiss francs	255,589	191,999	11/4/03	191,087	(912)
Hong Kong dollars	207,275	26,700	11/6/03	26,683	(17)
					$(4,159)
Sales:
Euros	184,135	214,328	11/4/03	213,790	538
Japanese yen	32,212,963	298,111	11/4/03	292,553	5,558
					$6,096

Notes to Financial Statements

Contract	Foreign Currency	In Exchange For US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Global Smaller Companies Fund
Bought:
British pounds	62,323	106,073	11/3/03	105,696	$(377)
Euros	167,401	195,357	11/3/03	194,361	(996)
Euros	17,962	20,908	11/3/03	20,855	(53)
Mexican pesos	1,587,492	143,795	11/3/03	143,535	(260)
British pounds	80,207	136,014	11/4/03	136,026	12
Euros	13,042	15,180	11/4/03	15,142	(38)
Euros	23,564	27,293	11/4/03	27,359	66
Japanese yen	4,409,097	40,803	11/4/03	40,043	(760)
Mexican pesos	630,198	57,239	11/4/03	56,980	(259)
Australian dollars	23,572	16,739	11/5/03	16,692	(47)
Japanese yen	9,444,045	87,391	11/5/03	85,769	(1,622)
Australian dollars	12,162	8,588	11/6/03	8,612	24
Japanese yen	1,203,353	11,020	11/6/03	10,929	(91)
					$(4,401)

Global Technology Fund
Bought:
Japanese yen	114,979,587	1,064,035	11/4/03	1,044,225	$(19,810)
Sales:
Euros	876,942	1,017,691	11/4/03	1,018,174	$(483)

International Growth Fund
Bought:
Euros	36,362	42,434	11/3/03	42,218	$(216)
Swiss francs	298,907	224,820	11/3/03	223,473	(1,347)
Euros	187,779	217,493	11/4/03	218,021	528
Hong Kong dollars	141,820	18,269	11/6/03	18,257	(12)
					$(1,047)
Sales:
Japanese yen	3,344,870	30,955	11/4/03	30,378	$577
Japanese yen	2,732,970	25,028	11/6/03	24,820	208
					$785

Notes to Financial Statements

8.	Capital Stock Share Transactions — The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2003, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:

Emerging Markets Fund

Class A					Class B
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	3,184,157	$16,462,898	4,632,893	$22,827,416	121,852	$597,811	149,276	$727,727
Exchanged from associated funds	6,319,788	31,212,149	9,267,519	48,200,136	138,611	692,213	247,479	1,256,405
Total	9,503,945	47,675,047	13,900,412	71,027,552	260,463	1,290,024	396,755	1,984,132
Cost of shares repurchased	(3,331,601)	(17,537,668)	(4,344,216)	(22,005,168)	(303,043)	(1,444,689)	(345,347)	(1,640,478)
Exchanged into associated funds	(6,374,896)	(31,086,606)	(8,955,239)	(46,433,223)	(142,713)	(655,073)	(167,065)	(782,332)
Transferred to Class I	—	—	(137,907)	(699,188)	—	—	—	—
Total	(9,706,497)	(48,624,274)	(13,437,362)	(69,137,579)	(445,756)	(2,099,762)	(512,412)	(2,422,810)
Increase (decrease)	(202,552)	$(949,227)	463,050	$1,889,973	(185,293)	$(809,738)	(115,657)	$(438,678)

Class C					Class D
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	148,597	$836,808	80,468	$374,594	328,749	$1,568,973	340,329	$1,638,935
Exchanged from associated funds	975,935	4,425,286	528,521	2,188,075	231,095	1,217,527	331,455	1,614,015
Total	1,124,532	5,262,094	608,989	2,562,669	559,844	2,786,500	671,784	3,252,950
Cost of shares repurchased	(69,202)	(343,153)	(56,031)	(263,353)	(373,295)	(1,781,105)	(341,927)	(1,634,717)
Exchanged into associated funds	(996,828)	(4,540,229)	(530,867)	(2,213,805)	(192,870)	(935,195)	(260,834)	(1,235,177)
Total	(1,066,030)	(4,883,382)	(586,898)	(2,477,158)	(566,165)	(2,716,300)	(602,761)	(2,869,894)
Increase	58,502	$378,712	22,091	$85,511	(6,321)	$70,200	69,023	$383,056

Class I					Class R
	Year Ended October 31, 2003		11/30/01* to 10/31/02		4/30/03* to 10/31/03
	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	208,828	$1,052,937	317,237	$1,621,595	328	$1,500
Transferred from Class A	—	—	137,907	699,188	—	—
Total	208,828	1,052,937	455,144	2,320,783	328	1,500
Cost of shares repurchased	(106,495)	(657,281)	(36,160)	(171,786)	—	—
Increase	102,333	$395,656	418,984	$2,148,997	328	$1,500

See footnote on page 50.

Notes to Financial Statements

Global Growth Fund

Class A					Class B
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	344,830	$1,899,833	1,563,840	$9,780,553	128,594	$655,625	177,255	$1,095,734
Exchanged from associated funds	7,438,416	39,534,522	15,571,914	97,990,840	142,534	711,716	127,951	812,582
Total	7,783,246	41,434,355	17,135,754	107,771,393	271,128	1,367,341	305,206	1,908,316
Cost of shares repurchased	(1,841,493)	(10,026,844)	(4,030,747)	(25,224,488)	(646,551)	(3,298,569)	(949,112)	(5,682,666)
Exchanged into associated funds	(7,389,549)	(39,339,542)	(15,766,274)	(99,813,123)	(120,788)	(605,689)	(533,609)	(3,239,314)
Transferred to Class I	—	—	(177,324)	(1,161,473)	—	—	—	—
Total	(9,231,042)	(49,366,386)	(19,974,345)	(126,199,084)	(767,339)	(3,904,258)	(1,482,721)	(8,921,980)
Decrease	(1,447,796)	$(7,932,031)	(2,838,591)	$(18,427,691)	(496,211)	$(2,536,917)	(1,177,515)	$(7,013,664)

Class C					Class D
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	43,637	$219,386	48,592	$301,744	136,659	$695,608	198,516	$1,201,524
Exchanged from associated funds	1,373,654	6,697,608	2,205,974	11,455,040	17,210,142	84,476,742	4,348,135	20,780,100
Total	1,417,291	6,916,994	2,254,566	11,756,784	17,346,801	85,172,350	4,546,651	21,981,624
Cost of shares repurchased	(216,218)	(1,099,763)	(347,224)	(2,057,023)	(1,070,247)	(5,501,256)	(1,841,384)	(11,402,750)
Exchanged into associated funds	(1,467,275)	(7,157,955)	(2,189,455)	(11,451,747)	(17,299,688)	(85,161,059)	(4,813,770)	(23,437,128)
Total	(1,683,493)	(8,257,718)	(2,536,679)	(13,508,770)	(18,369,935)	(90,662,315)	(6,655,154)	(34,839,878)
Decrease	(266,202)	$(1,340,724)	(282,113)	$(1,751,986)	(1,023,134)	$(5,489,965)	(2,108,503)	$(12,858,254)

Class I					Class R
	Year Ended October 31, 2003		11/30/01* to 10/31/02		4/30/03* to 10/31/03
	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	51,983	$294,066	57,738	$351,197	280	$1,500
Transferred from Class A	—	—	177,324	1,161,473	—	—
Total	51,983	294,066	235,062	1,512,670	280	1,500
Cost of shares repurchased	(29,745)	(161,841)	(11,626)	(64,001)	—	—
Increase	22,238	$132,225	223,436	$1,448,669	280	$1,500

See footnote on page 50.

Notes to Financial Statements

Global Smaller Companies Fund

Class A					Class B
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,162,640	$11,090,543	3,238,256	$35,120,356	104,868	$907,273	155,259	$1,576,172
Exchanged from associated funds	8,936,982	79,934,781	17,352,533	190,082,272	39,352	353,632	377,708	4,143,599
Total	10,099,622	91,025,324	20,590,789	225,202,628	144,220	1,260,905	532,967	5,719,771
Cost of shares repurchased	(2,575,717)	(25,084,561)	(4,720,761)	(51,569,926)	(1,227,173)	(10,708,854)	(1,813,814)	(18,213,563)
Exchanged into associated funds	(8,886,351)	(79,348,877)	(17,581,291)	(192,785,956)	(230,960)	(1,932,998)	(449,432)	(4,587,124)
Transferred to Class I	—	—	(153,744)	(1,718,860)	—	—	—	—
Total	(11,462,068)	(104,433,438)	(22,455,796)	(246,074,742)	(1,458,133)	(12,641,852)	(2,263,246)	(22,800,687)
Decrease	(1,362,446)	$(13,408,114)	(1,865,007)	$(20,872,114)	(1,313,913)	$(11,380,947)	(1,730,279)	$(17,080,916)

Class C					Class D
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	28,189	$244,229	71,998	$742,807	363,103	$3,157,202	334,919	$3,384,950
Exchanged from associated funds	1,040,731	8,328,866	583,786	5,657,630	13,957,134	117,747,812	2,579,088	21,221,180
Total	1,068,920	8,573,095	655,784	6,400,437	14,320,237	120,905,014	2,914,007	24,606,130
Cost of shares repurchased	(32,388)	(279,215)	(49,287)	(493,599)	(1,197,258)	(10,481,649)	(1,697,781)	(17,427,427)
Exchanged into associated funds	(1,062,666)	(8,497,517)	(558,640)	(5,376,047)	(13,952,820)	(118,122,748)	(2,726,042)	(22,403,665)
Total	(1,095,054)	(8,776,732)	(607,927)	(5,869,646)	(15,150,078)	(128,604,397)	(4,423,823)	(39,831,092)
Increase (decrease)	(26,134)	$(203,637)	47,857	$530,791	(829,841)	$(7,699,383)	(1,509,816)	$(15,224,962)

Class I					Class R
	Year Ended October 31, 2003		11/30/01* to 10/31/02		4/30/03* to 10/31/03
	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	203,009	$1,965,036	218,897	$2,418,677	168	$1,500
Exchanged from associated funds	—	—	762	8,946	—	—
Transferred from Class A	—	—	153,744	1,718,860	—	—
Total	203,009	1,965,036	373,403	4,146,483	168	1,500
Cost of shares repurchased	(67,790)	(752,704)	(22,366)	(217,930)	—	—
Increase	135,219	$1,212,332	351,037	$3,928,553	168	$1,500

See footnote on page 50.

Notes to Financial Statements

Global Technology Fund

Class A					Class B
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,299,177	$21,812,629	4,187,776	$45,923,746	427,649	$3,721,304	546,484	$5,637,014
Exchanged from associated funds	4,087,882	38,143,027	14,798,835	175,795,740	292,859	2,509,878	371,169	3,987,206
Total	6,387,059	59,955,656	18,986,611	221,719,486	720,508	6,231,182	917,653	9,624,220
Cost of shares repurchased	(7,345,393)	(69,652,823)	(11,207,479)	(124,853,839)	(1,747,560)	(15,071,152)	(2,433,010)	(24,316,050)
Exchanged into associated funds	(4,585,734)	(42,922,324)	(16,320,299)	(192,167,023)	(463,019)	(3,930,803)	(1,467,328)	(15,023,512)
Total	(11,931,127)	(112,575,147)	(27,527,778)	(317,020,862)	(2,210,579)	(19,001,955)	(3,900,338)	(39,339,562)
Decrease	(5,544,068)	$(52,619,491)	(8,541,167)	$(95,301,376)	(1,490,071)	$(12,770,773)	(2,982,685)	$(29,715,342)

Class C					Class D
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	169,378	$1,484,696	251,038	$2,695,294	171,252	$1,470,194	266,798	$2,767,380
Exchanged from associated funds	706,219	5,784,887	1,054,180	9,468,700	30,299,071	254,813,702	3,316,025	25,681,503
Total	875,597	7,269,583	1,305,218	12,163,994	30,470,323	256,283,896	3,582,823	28,448,883
Cost of shares repurchased	(635,009)	(5,524,657)	(998,825)	(10,018,655)	(2,194,896)	(18,997,067)	(3,768,932)	(37,823,816)
Exchanged into associated funds	(812,597)	(6,733,989)	(1,311,320)	(12,290,969)	(30,515,645)	(257,863,890)	(4,268,100)	(35,428,889)
Total	(1,447,606)	(12,258,646)	(2,310,145)	(22,309,624)	(32,710,541)	(276,860,957)	(8,037,032)	(73,252,705)
Decrease	(572,009)	$(4,989,063)	(1,004,927)	$(10,145,630)	(2,240,218)	$(20,577,061)	(4,454,209)	$(44,803,822)

Class R

	4/30/03* to 10/31/03
	Shares	Amount
Net proceeds from sales of shares	166	$1,500

See footnote on page 50.

Notes to Financial Statements

International Growth Fund

Class A					Class B
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,401,117	$19,708,171	3,189,913	$29,550,138	84,599	$661,446	77,482	$686,047
Exchanged from associated funds	9,455,367	77,749,844	14,659,113	137,275,453	116,022	892,543	163,025	1,436,971
Total	11,856,484	97,458,015	17,849,026	166,825,591	200,621	1,553,989	240,507	2,123,018
Cost of shares repurchased	(2,682,909)	(22,347,903)	(2,872,412)	(26,545,232)	(123,511)	(977,967)	(133,581)	(1,160,448)
Exchanged into associated funds	(9,347,434)	(77,044,698)	(14,590,348)	(137,251,485)	(113,465)	(869,186)	(181,919)	(1,614,656)
Transferred to Class I	—	—	(79,253)	(756,865)	—	—	—	—
Total	(12,030,343)	(99,392,601)	(17,542,013)	(164,553,582)	(236,976)	(1,847,153)	(315,500)	(2,775,104)
Increase (decrease)	(173,859)	$(1,934,586)	307,013	$2,272,009	(36,355)	$(293,164)	(74,993)	$(652,086)

Class C					Class D
	Year Ended October 31,				Year Ended October 31,
	2003		2002		2003		2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	40,736	$321,890	54,777	$476,932	201,681	$1,582,592	185,915	$1,642,876
Exchanged from associated funds	1,709,501	13,087,141	1,642,752	13,223,528	96,484	771,334	199,075	1,793,156
Total	1,750,237	13,409,031	1,697,529	13,700,460	298,165	2,353,926	384,990	3,436,032
Cost of shares repurchased	(84,193)	(651,349)	(102,209)	(836,967)	(220,484)	(1,737,168)	(268,484)	(2,397,773)
Exchanged into associated funds	(1,700,910)	(13,042,926)	(1,628,712)	(13,262,980)	(52,086)	(403,721)	(190,883)	(1,689,291)
Total	(1,785,103)	(13,694,275)	(1,730,921)	(14,099,947)	(272,570)	(2,140,889)	(459,367)	(4,087,064)
Increase (decrease)	(34,866)	$(285,244)	(33,392)	$(399,487)	25,595	$213,037	(74,377)	$(651,032)

Class I					Class R
	Year Ended October 31, 2003		11/30/01* to 10/31/02		4/30/03* to 10/31/03
	Shares	Amount	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	226,834	$1,971,988	261,438	$2,492,901	183	$1,500
Transferred From Class A	—	—	79,253	756,865	—	—
Total	226,834	1,971,988	340,691	3,249,766	183	1,500
Cost of shares repurchased	(26,325)	(246,919)	(22,411)	(200,051)	—	—
Increase	200,509	$1,725,069	318,280	$3,049,715	183	$1,500

*  Commencement of offering of shares.

9.	Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Additionally, the Manager identified three other market timing arrangements, all of which have been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on the Funds was minimal.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of its compensation arrangements with certain brokerage firms. The Manager is confident that the Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

Results of the Manager’s internal review have been, and will continue to be, presented to the Independent Directors of the Board of the Series. If any of the Funds has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund’s Classes for the past five years or from its inception if less than five years.

Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund

CLASS A
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net asset Value, Beginning of Year	$4.34	$4.11	$5.57	$6.69	$5.18
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.06)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.89	0.26	(1.17)	(0.77)	1.87
Net realized and unrealized gain (loss) from foreign currency transactions	0.30	0.03	(0.23)	(0.26)	(0.29)
Total from Investment Operations	2.13	0.23	(1.46)	(1.12)	1.51
Net Asset Value, End of Year	$6.47	$4.34	$4.11	$5.57	$6.69
Total Return:	49.08%	5.60%	(26.21)%	(16.74)%	29.15%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$34,744	$24,173	$21,014	$27,273	$30,822
Ratio of expenses to average net assets	3.61%	3.12%	3.14%	2.48%	2.58%
Ratio of net investment loss to average net assets	(1.20)%	(1.23)%	(1.37)%	(1.15)%	(1.11)%
Portfolio turnover rate	251.65%	149.82%	133.56%	188.19%	136.94%

CLASS B
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net asset Value, Beginning of Year	$4.13	$3.95	$5.40	$6.52	$5.09
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.09)	(0.10)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	1.77	0.24	(1.12)	(0.72)	1.83
Net realized and unrealized gain (loss) from foreign currency transactions	0.30	0.03	(0.23)	(0.26)	(0.29)
Total from Investment Operations	1.98	0.18	(1.45)	(1.12)	1.43
Net Asset Value, End of Year	$6.11	$4.13	$3.95	$5.40	$6.52
Total Return:	47.94%	4.56%	(26.85)%	(17.18)%	28.10%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,885	$6,776	$6,938	$11,156	$16,129
Ratio of expenses to average net assets	4.36%	3.87%	3.89%	3.23%	3.33%
Ratio of net investment loss to average net assets	(1.95)%	(1.98)%	(2.12)%	(1.90)%	(1.86)%
Portfolio turnover rate	251.65%	149.82%	133.56%	188.19%	136.94%

See footnotes on page 60.

Financial Highlights

Emerging Markets Fund (continued)

CLASS C
	Year Ended October 31,
	2003	2002	2001	2000	5/27/99* to 10/31/99
Per Share Data:
Net Asset Value, Beginning of Period	$4.13	$3.95	$5.40	$6.52	$6.14
Income (Loss) from Investment Operations:
Net investment loss	(0.09)	(0.09)	(0.10)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	1.78	0.24	(1.12)	(0.72)	0.48
Net realized and unrealized gain (loss) from foreign currency transactions	0.30	0.03	(0.23)	(0.26)	(0.03)
Total from Investment Operations	1.99	0.18	(1.45)	(1.12)	0.38
Net Asset Value, End of Period	$6.12	$4.13	$3.95	$5.40	$6.52
Total Return:	48.18%	4.56%	(26.85)%	(17.18)%	6.19%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,868	$1,021	$889	$898	$307
Ratio of expenses to average net assets	4.36%	3.87%	3.89%	3.23%	3.37	%†
Ratio of net investment loss to average net assets	(1.95)%	(1.98)%	(2.12)%	(1.90)%	(2.05	)%†
Portfolio turnover rate	251.65%	149.82%	133.56%	188.19%	136.94	%††

CLASS D						CLASS I			CLASS R
	Year Ended October 31,
	2003	2002	2001	2000	1999	Year Ended October 31, 2003	11/30/01* to 10/31/02		4/30/03* to 10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$4.13	$3.95	$5.40	$6.52	$5.09	$4.37	$4.51		$4.58
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.09)	(0.09)	(0.10)	(0.14)	(0.11)	— **	—	**	(0.05)
Net realized and unrealized gain (loss) on investments	1.77	0.24	(1.12)	(0.72)	1.83	1.94	(0.17)		1.77
Net realized and unrealized gain (loss) from foreign currency transactions	0.30	0.03	(0.23)	(0.26)	(0.29)	0.30	0.03		0.17
Total from Investment Operations	1.98	0.18	(1.45)	(1.12)	1.43	2.24	(0.14)		1.89
Net Asset Value, End of Period	$6.11	$4.13	$3.95	$5.40	$6.52	$6.61	$4.37		$6.47
Total Return:	47.94%	4.56%	(26.85)%	(17.18)%	28.10%	51.26%	(3.10)%		41.27%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,551	$5,807	$5,282	$7,645	$12,854	$3,444	$1,831		$2
Ratio of expenses to average net assets	4.36%	3.87%	3.89%	3.23%	3.33%	2.35%	1.85	%†ø	3.94	%†
Ratio of net investment income (loss) to average net assets	(1.95)%	(1.98)%	(2.12)%	(1.90)%	(1.86)%	0.06%	0.14	%†ø	(1.88	)%†
Portfolio turnover rate	251.65%	149.82%	133.56%	188.19%	136.94%	251.65%	149.82	%‡	251.65	%‡‡

See footnotes on page 60.

Financial Highlights

Global Growth Fund

CLASS A
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$5.18	$6.95	$13.48	$12.86	$9.62
Income (Loss) from Investment Operations:
Net investment loss	(0.02)	(0.05)	(0.06)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.77	(1.83)	(4.04)	2.56	3.51
Net realized and unrealized gain (loss) from foreign currency transactions	0.28	0.11	0.07	(0.67)	(0.20)
Total from Investment Operations	1.03	(1.77)	(4.03)	1.79	3.24
Less Distributions:
Distributions from net realized capital gain	—	—	(2.50)	(1.17)	—
Total Distributions	—	—	(2.50)	(1.17)	—
Net Asset Value, End of Year	$6.21	$5.18	$6.95	$13.48	$12.86
Total Return:	19.88%	(25.47)%	(35.94)%	14.33%	33.68%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$30,938	$33,316	$64,366	$142,492	$120,946
Ratio of expenses to average net assets	2.39%	1.98%	1.79%	1.66%	1.69%
Ratio of net investment loss to average net assets	(0.32)%	(0.67)%	(0.64)%	(0.73)%	(0.54)%
Portfolio turnover rate	251.04%	120.78%	188.94%	110.04%	65.16%

CLASS B
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$4.86	$6.56	$12.94	$12.47	$9.40
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.09)	(0.11)	(0.20)	(0.14)
Net realized and unrealized gain (loss) on investments	0.70	(1.72)	(3.84)	2.51	3.41
Net realized and unrealized gain (loss) from foreign currency transactions	0.28	0.11	0.07	(0.67)	(0.20)
Total from Investment Operations	0.92	(1.70)	(3.88)	1.64	3.07
Less Distributions:
Distributions from net realized capital gain	—	—	(2.50)	(1.17)	—
Total Distributions	—	—	(2.50)	(1.17)	—
Net Asset Value, End of Year	$5.78	$4.86	$6.56	$12.94	$12.47
Total Return:	18.93%	(25.91)%	(36.40)%	13.51%	32.66%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,191	$12,661	$24,819	$48,709	$35,344
Ratio of expenses to average net assets	3.15%	2.73%	2.54%	2.41%	2.44%
Ratio of net investment loss to average net assets	(1.08)%	(1.42)%	(1.39)%	(1.48)%	(1.29)%
Portfolio turnover rate	251.04%	120.78%	188.94%	110.04%	65.16%

See footnotes on page 60.

Financial Highlights

Global Growth Fund (continued)

CLASS C
	Year Ended October 31,
	2003	2002	2001	2000	5/27/99* to 10/31/99
Per Share Data:
Net Asset Value, Beginning of Period	$4.87	$6.57	$12.95	$12.47	$10.99
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.09)	(0.11)	(0.20)	(0.07)
Net realized and unrealized gain (loss) on investments	0.70	(1.72)	(3.84)	2.52	1.43
Net realized and unrealized gain (loss) from foreign currency transactions	0.28	0.11	0.07	(0.67)	0.12
Total from Investment Operations	0.92	(1.70)	(3.88)	1.65	1.48
Less Distributions:
Distributions from net realized capital gain	—	—	(2.50)	(1.17)	—
Total Distributions	—	—	(2.50)	(1.17)	—
Net Asset Value, End of Period	$5.79	$4.87	$6.57	$12.95	$12.47
Total Return:	18.89%	(25.88)%	(36.37)%	13.60%	13.47%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,102	$3,903	$7,120	$11,315	$1,046
Ratio of expenses to average net assets	3.15%	2.73%	2.54%	2.41%	2.43	%†
Ratio of net investment loss to average net assets	(1.08)%	(1.42)%	(1.39)%	(1.48)%	(1.18	)%†
Portfolio turnover rate	251.04%	120.78%	188.94%	110.04%	65.16	%††

CLASS D						CLASS I			CLASS R
	Year Ended October 31,
	2003	2002	2001	2000	1999	Year Ended October 31, 2003	11/30/01* to 10/31/02		4/30/03* to 10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$4.87	$6.57	$12.95	$12.47	$9.40	$5.21	$7.47		$5.35
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.09)	(0.11)	(0.20)	(0.14)	0.01	(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	0.70	(1.72)	(3.84)	2.52	3.41	0.79	(2.36)		0.76
Net realized and unrealized gain (loss) from foreign currency transactions	0.28	0.11	0.07	(0.67)	(0.20)	0.28	0.11		0.13
Total from Investment Operations	0.92	(1.70)	(3.88)	1.65	3.07	1.08	(2.26)		0.86
Less Distributions:
Distributions from net realized capital gain	—	—	(2.50)	(1.17)	—	—	—		—
Total Distributions	—	—	(2.50)	(1.17)	—	—	—		—
Net Asset Value, End of Period	$5.79	$4.87	$6.57	$12.95	$12.47	$6.29	$5.21		$6.21
Total Return:	18.89%	(25.88)%	(36.36)%	13.60%	32.66%	20.73%	(30.25)%		16.07%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$14,769	$17,397	$37,327	$93,184	$77,616	$1,544	$1,165		$2
Ratio of expenses to average net assets	3.15%	2.73%	2.54%	2.41%	2.44%	1.83%	1.31	%†ø	2.72	%†
Ratio of net investment income (loss) to average net assets	(1.08)%	(1.42)%	(1.39)%	(1.48)%	(1.29)%	0.23%	(0.03)	%†ø	(0.76	)%†
Portfolio turnover rate	251.04%	120.78%	188.94%	110.04%	65.16%	251.04%	120.78	%‡	251.04	%‡‡

See footnotes on page 60.

Financial Highlights

Global Smaller Companies Fund

CLASS A
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$8.97	$11.13	$17.38	$15.74	$14.11
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.12)	(0.12)	(0.15)	(0.10)
Net realized and unrealized gain (loss) on investments	2.33	(2.30)	(4.57)	2.58	1.94
Net realized and unrealized gain (loss) from foreign currency transactions	0.56	0.26	(0.11)	(0.79)	(0.21)
Total from Investment Operations	2.81	(2.16)	(4.80)	1.64	1.63
Less Distributions:
Distributions from net realized capital gain	—	—	(1.45)	—	—
Total Distributions	—	—	(1.45)	—	—
Net Asset Value, End of Year	$11.78	$8.97	$11.13	$17.38	$15.74
Total Return:	31.33%	(19.41)%	(29.81)%	10.42%	11.55%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$79,222	$72,522	$110,745	$215,455	$213,729
Ratio of expenses to average net assets	2.24%	1.87%	1.81%	1.65%	1.72%
Ratio of net investment loss to average net assets	(0.79)%	(1.10)%	(0.95)%	(0.80)%	(0.69)%
Portfolio turnover rate	262.14%	99.70%	87.51%	85.08%	61.31%

CLASS B
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$8.25	$10.31	$16.33	$14.90	$13.46
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.19)	(0.21)	(0.28)	(0.20)
Net realized and unrealized gain (loss) on investments	2.08	(2.13)	(4.25)	2.50	1.85
Net realized and unrealized gain (loss) from foreign currency transactions	0.56	0.26	(0.11)	(0.79)	(0.21)
Total from Investment Operations	2.50	(2.06)	(4.57)	1.43	1.44
Less Distributions:
Distributions from net realized capital gain	—	—	(1.45)	—	—
Total Distributions	—	—	(1.45)	—	—
Net Asset Value, End of Year	$10.75	$8.25	$10.31	$16.33	$14.90
Total Return:	30.30%	(19.98)%	(30.38)%	9.60%	10.70%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$45,136	$45,451	$74,677	$140,106	$155,345
Ratio of expenses to average net assets	2.99%	2.62%	2.56%	2.40%	2.47%
Ratio of net investment loss to average net assets	(1.54)%	(1.85)%	(1.70)%	(1.55)%	(1.44)%
Portfolio turnover rate	262.14%	99.70%	87.51%	85.08%	61.31%

See footnotes on page 60.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS C
	Year Ended October 31,
	2003	2002	2001	2000	5/27/99* to 10/31/99
Per Share Data:
Net Asset Value, Beginning of Period	$8.25	$10.32	$16.35	$14.91	$13.86
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.19)	(0.21)	(0.28)	(0.06)
Net realized and unrealized gain (loss) on investments	2.10	(2.14)	(4.26)	2.51	0.98
Net realized and unrealized gain (loss) from foreign currency transactions	0.56	0.26	(0.11)	(0.79)	0.13
Total from Investment Operations	2.52	(2.07)	(4.58)	1.44	1.05
Less Distributions:
Distributions from net realized capital gain	—	—	(1.45)	—	—
Total Distributions	—	—	(1.45)	—	—
Net Asset Value, End of Period	$10.77	$8.25	$10.32	$16.35	$14.91
Total Return:	30.55%	(20.06)%	(30.40)%	9.66%	7.58%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,928	$1,694	$1,625	$2,355	$363
Ratio of expenses to average net assets	2.99%	2.62%	2.56%	2.40%	2.47	%†
Ratio of net investment loss to average net assets	(1.54)%	(1.85)%	(1.70)%	(1.55)%	(1.20	)%†
Portfolio turnover rate	262.14%	99.70%	87.51%	85.08%	61.31	%††

CLASS D						CLASS I			CLASS R
	Year Ended October 31,
	2003	2002	2001	2000	1999	Year Ended October 31, 2003	11/30/01* to 10/31/02		4/30/03* to 10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$8.25	$10.32	$16.35	$14.91	$13.47	$9.00	$11.66		$8.94
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.19)	(0.21)	(0.28)	(0.20)	(0.01)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	2.10	(2.14)	(4.26)	2.51	1.85	2.36	(2.98)		2.58
Net realized and unrealized gain (loss) from foreign currency transactions	0.56	0.26	(0.11)	(0.79)	(0.21)	0.56	0.36		0.29
Total from Investment Operations	2.52	(2.07)	(4.58)	1.44	1.44	2.91	(2.66)		2.84
Less Distributions:
Distributions from net realized capital gain	—	—	(1.45)	—	—	—	—		—
Total Distributions	—	—	(1.45)	—	—	—	—		—
Net Asset Value, End of Period	$10.77	$8.25	$10.32	$16.35	$14.91	$11.91	$9.00		$11.78
Total Return:	30.55%	(20.06)%	(30.40)%	9.66%	10.69%	32.33%	(22.81)%		31.77%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$46,403	$42,425	$68,641	$136,806	$162,220	$5,789	$3,161		$2
Ratio of expenses to average net assets	2.99%	2.62%	2.56%	2.40%	2.47%	1.64%	1.24	%†ø	2.45	%†
Ratio of net investment loss to average net assets	(1.54)%	(1.85)%	(1.70)%	(1.55)%	(1.44)%	(0.12)%	(0.43)	%†ø	(0.52	)%†
Portfolio turnover rate	262.14%	99.70%	87.51%	85.08%	61.31%	262.14%	99.70	%‡	262.14	%‡‡

See footnotes on page 60.

Financial Highlights

Global Technology Fund

CLASS A
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$8.38	$11.29	$25.60	$23.36	$12.48
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.17)	(0.20)	(0.37)	(0.19)
Net realized and unrealized gain (loss) on investments	3.25	(2.89)	(9.37)	5.79	11.26
Net realized and unrealized gain (loss) from foreign currency transactions	0.32	0.15	0.05	(0.73)	(0.03)
Total from Investment Operations	3.43	(2.91)	(9.52)	4.69	11.04
Less Distributions:
Distributions from net realized capital gain	—	—	(4.79)	(2.45)	(0.16)
Total Distributions	—	—	(4.79)	(2.45)	(0.16)
Net Asset Value, End of Year	$11.81	$8.38	$11.29	$25.60	$23.36
Total Return:	40.93%	(25.78)%	(44.62)%	20.20%	89.40%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$324,387	$276,832	$469,075	$1,033,318	$795,234
Ratio of expenses to average net assets	1.89%	1.81%	1.67%	1.56%	1.59%
Ratio of net investment loss to average net assets	(1.44)%	(1.56)%	(1.29)%	(1.18)%	(1.10)%
Portfolio turnover rate	190.14%	151.83%	130.19%	144.27%	91.12%

CLASS B
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$7.64	$10.37	$24.08	$22.26	$11.98
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.24)	(0.29)	(0.57)	(0.31)
Net realized and unrealized gain (loss) on investments	2.90	(2.64)	(8.68)	5.57	10.78
Net realized and unrealized gain (loss) from foreign currency transactions	0.32	0.15	0.05	(0.73)	(0.03)
Total from Investment Operations	3.03	(2.73)	(8.92)	4.27	10.44
Less Distributions:
Distributions from net realized capital gain	—	—	(4.79)	(2.45)	(0.16)
Total Distributions	—	—	(4.79)	(2.45)	(0.16)
Net Asset Value, End of Year	$10.67	$7.64	$10.37	$24.08	$22.26
Total Return:	39.66%	(26.33)%	(45.03)%	19.23%	88.10%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$81,002	$69,338	$125,085	$261,717	$118,262
Ratio of expenses to average net assets	2.65%	2.56%	2.42%	2.31%	2.34%
Ratio of net investment loss to average net assets	(2.20)%	(2.31)%	(2.04)%	(1.93)%	(1.85)%
Portfolio turnover rate	190.14%	151.83%	130.19%	144.27%	91.12%

See footnotes on page 60.

Financial Highlights

Global Technology Fund (continued)

CLASS C
	Year Ended October 31,
	2003	2002	2001	2000	5/27/99* to 10/31/99
Per Share Data:
Net Asset Value, Beginning of Period	$7.64	$10.37	$24.06	$22.23	$16.22
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.24)	(0.29)	(0.57)	(0.13)
Net realized and unrealized gain (loss) on investments	2.90	(2.64)	(8.66)	5.58	5.92
Net realized and unrealized gain (loss) from foreign currency transactions	0.32	0.15	0.05	(0.73)	0.22
Total from Investment Operations	3.03	(2.73)	(8.90)	4.28	6.01
Less Distributions:
Distributions from net realized capital gain	—	—	(4.79)	(2.45)	—
Total Distributions	—	—	(4.79)	(2.45)	—
Net Asset Value, End of Period	$10.67	$7.64	$10.37	$24.06	$22.23
Total Return:	39.66%	(26.33)%	(44.97)%	19.30%	37.05%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$30,199	$25,978	$45,697	$99,452	$6,377
Ratio of expenses to average net assets	2.65%	2.56%	2.42%	2.31%	2.23	%†
Ratio of net investment loss to average net assets	(2.20)%	(2.31)%	(2.04)%	(1.93)%	(1.72	)%†
Portfolio turnover rate	190.14%	151.83%	130.19%	144.27%	91.12	%††

CLASS D						CLASS R
	Year Ended October 31,
	2003	2002	2001	2000	1999	4/30/03* to 10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$7.62	$10.35	$24.05	$22.23	$11.96	$9.03
Income (Loss) from Investment Operations:
Net investment loss	(0.19)	(0.24)	(0.29)	(0.57)	(0.31)	(0.09)
Net realized and unrealized gain (loss) on investments	2.90	(2.64)	(8.67)	5.57	10.77	2.66
Net realized and unrealized gain (loss) from foreign currency transactions	0.32	0.15	0.05	(0.73)	(0.03)	0.20
Total from Investment Operations	3.03	(2.73)	(8.91)	4.27	10.43	2.77
Less Distributions:
Distributions from net realized capital gain	—	—	(4.79)	(2.45)	(0.16)	—
Total Distributions	—	—	(4.79)	(2.45)	(0.16)	—
Net Asset Value, End of Period	$10.65	$7.62	$10.35	$24.05	$22.23	$11.80
Total Return:	39.76%	(26.38)%	(45.05)%	19.25%	88.17%	30.68%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$106,981	$93,637	$173,286	$384,810	$300,969	$2
Ratio of expenses to average net assets	2.65%	2.56%	2.42%	2.31%	2.34%	2.14	%†
Ratio of net investment loss to average net assets	(2.20)%	(2.31)%	(2.04)%	(1.93)%	(1.85)%	(1.66	)%†
Portfolio turnover rate	190.14%	151.83%	130.19%	144.27%	91.12%	190.14	%‡‡

See footnotes on page 60.

Financial Highlights

International Growth Fund

CLASS A
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$8.25	$9.91	$14.59	$21.47	$17.75
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.08)	0.01	(0.19)	(0.01)
Net realized and unrealized gain (loss) on investments	0.99	(2.09)	(4.82)	(2.90)	4.49
Net realized and unrealized gain (loss) from foreign currency transactions	0.73	0.51	0.13	(2.06)	(0.76)
Total from Investment Operations	1.65	(1.66)	(4.68)	(5.15)	3.72
Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.73)	—
Total Distributions	—	—	—	(1.73)	—
Net Asset Value, End of Year	$9.90	$8.25	$9.91	$14.59	$21.47
Total Return:	20.00%	(16.75)%	(32.08)%	(26.45)%	20.96%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$22,896	$20,497	$21,588	$40,971	$44,763
Ratio of expenses to average net assets	3.17%	2.64%	2.37%	1.96%	1.88%
Ratio of net investment income (loss) to average net assets	(0.80)%	(0.82)%	0.08%	(1.06)%	(0.06)%
Portfolio turnover rate	303.81%	216.01%	276.76%	257.74%	83.10%

CLASS B
	Year Ended October 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net Asset Value, Beginning of Year	$7.63	$9.24	$13.66	$20.33	$16.93
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.14)	(0.08)	(0.31)	(0.15)
Net realized and unrealized gain (loss) on investments	0.84	(1.98)	(4.47)	(2.57)	4.31
Net realized and unrealized gain (loss) from foreign currency transactions	0.73	0.51	0.13	(2.06)	(0.76)
Total from Investment Operations	1.45	(1.61)	(4.42)	(4.94)	3.40
Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.73)	—
Total Distributions	—	—	—	(1.73)	—
Net Asset Value, End of Year	$9.08	$7.63	$9.24	$13.66	$20.33
Total Return:	19.00%	(17.42)%	(32.36)%	(26.94)%	20.08%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,828	$4,332	$5,943	$11,045	$11,434
Ratio of expenses to average net assets	3.93%	3.40%	3.13%	2.72%	2.64%
Ratio of net investment loss to average net assets	(1.56)%	(1.58)%	(0.68)%	(1.82)%	(0.82)%
Portfolio turnover rate	303.81%	216.01%	276.76%	257.74%	83.10%

See footnotes on page 60.

Financial Highlights

International Growth Fund (continued)

CLASS C
	Year Ended October 31,
	2003	2002	2001	2000	5/27/99* to 10/31/99
Per Share Data:
Net Asset Value, Beginning of Period	$7.64	$9.24	$13.65	$20.31	$18.39
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.14)	(0.08)	(0.31)	(0.10)
Net realized and unrealized gain (loss) on investments	0.84	(1.97)	(4.46)	(2.56)	1.66
Net realized and unrealized gain (loss) from foreign currency transactions	0.73	0.51	0.13	(2.06)	0.36
Total from Investment Operations	1.45	(1.60)	(4.41)	(4.93)	1.92
Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.73)	—
Total Distributions	—	—	—	(1.73)	—
Net Asset Value, End of Period	$9.09	$7.64	$9.24	$13.65	$20.31
Total Return:	18.98%	(17.32)%	(32.32)%	(26.92)%	10.44%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,569	$1,584	$2,225	$4,745	$1,361
Ratio of expenses to average net assets	3.93%	3.40%	3.13%	2.72%	2.72	%†
Ratio of net investment loss to average net assets	(1.56)%	(1.58)%	(0.68)%	(1.82)%	(1.07	)%†
Portfolio turnover rate	303.81%	216.01%	276.76%	257.74%	83.10	%††

CLASS D						CLASS I			CLASS R
	Year Ended October 31,
	2003	2002	2001	2000	1999	Year Ended October 31, 2003	11/30/01* to 10/31/02		4/30/03* to 10/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$7.64	$9.24	$13.65	$20.31	$16.93	$8.32	$10.13		$8.20
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.14)	(0.08)	(0.31)	(0.15)	0.05	0.03		(0.07)
Net realized and unrealized gain (loss) on investments	0.85	(1.97)	(4.46)	(2.56)	4.29	1.03	(2.35)		1.48
Net realized and unrealized gain (loss) from foreign currency transactions	0.73	0.51	0.13	(2.06)	(0.76)	0.73	0.51		0.29
Total from Investment Operations	1.46	(1.60)	(4.41)	(4.93)	3.38	1.81	(1.81)		1.70
Less Distributions:
Distributions from net realized capital gain	—	—	—	(1.73)	—	—	—		—
Total Distributions	—	—	—	(1.73)	—	—	—		—
Net Asset Value, End of Period	$9.10	$7.64	$9.24	$13.65	$20.31	$10.13	$8.32		$9.90
Total Return:	19.11%	(17.32)%	(32.32)%	(26.92)%	19.97%	21.75%	(17.87)%		20.73%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,619	$7,036	$9,203	$19,671	$35,728	$5,254	$2,646		$2
Ratio of expenses to average net assets	3.93%	3.40%	3.13%	2.72%	2.64%	1.74%	1.38	%†ø	3.42	%†
Ratio of net investment income (loss) to average net assets	(1.56)%	(1.58)%	(0.68)%	(1.82)%	(0.82)%	0.58%	0.41	%†ø	(1.46	)%†
Portfolio turnover rate	303.81%	216.01%	276.76%	257.74%	83.10%	303.81%	216.01	%†	303.81	%‡‡

*	Commencement of offering of shares. ** Less than $0.01. † Annualized. †† For the year ended October 31, 1999. ‡ For the year ended October 31, 2002. ‡‡ For the year ended October 31, 2003. ø The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund, the ratios of expenses and net investment income (loss) would have been 1.94% and 0.05%, 1.44% and (0.16)%, 1.29% and (0.48)%, 1.45% and 0.35%, respectively.

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (comprising, respectively, the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund) as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Series’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 26, 2003

Shareholder Meeting

Seligman Global Fund Series shareholders voted on the following proposals at a Special Meeting of Shareholders on December 4, 2003, in New York, NY. The description of each proposal and the voting results are stated below. The new Management Agreement and new Subadvisory Agreement were approved.

	For	Against	Abstain
New Management Agreement:
Emerging Markets Fund	5,757,480.203	148,545.787	109,254.856
Global Growth Fund	7,526,615.285	315,831.251	240,420.511
Global Smaller Companies Fund	11,483,600.652	176,912.527	286,528.859
International Growth Fund	2,577,186.531	20,056.075	58,510.231

	For	Against	Abstain
New Subadvisory Agreement:
Emerging Markets Fund	5,751,819.599	154,015.224	109,446.023
Global Growth Fund	7,439,105.519	356,454.078	287,307.450
Global Smaller Companies Fund	11,456,120.006	210,818.136	280,103.896
International Growth Fund	2,577,224.949	21,859.290	56,668.598

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert B. Catell (67)[3,4] • Director: May 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas, Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (74)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4] • Director: 1992 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (70)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

John E. Merow (74)[2,4] • Director: 1992 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4] • Director: 1992 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (62)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 65.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (71)[3,4] • Director: 1992 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
James N. Whitson (68)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (65)*1 • Director and Chairman of the Board: 1992 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*1 • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)*1 • Director: 2002 to Date • Oversees 60 Portfolios in Fund Complex
Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Steven A. Werber (38) • Vice President and Co-Portfolio Manager: 2000 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Analyst and Portfolio Manager at Fidelity Investments International from 1996 to 2000.

Richard M. Parower (37) • Vice President and Co-Portfolio Manager: 2002 to Date
Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio, and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

Thomas G. Rose (46) • Vice President: 2000 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 65.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Lawrence P. Vogel (47) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (39) • Secretary: 1994 to Date
Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*	Messrs. Morris, Zino, and Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates. Mr. Guidone resigned his position with Seligman effective January 1, 2004.

Member:	1 Executive Committee 2 Audit Committee 3 Director Nominating Committee 4 Board Operations Committee

Benchmarks

Lipper Emerging Markets Funds Average — This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This average comprised 181 mutual funds at 10/31/03.

Lipper International Funds Average — This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 853 mutual funds at 10/31/03.

Lipper Global Funds Average — This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 332 mutual funds at 10/31/03.

Lipper Science & Technology Funds Average — This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 336 mutual funds at 10/31/03.

Lipper Global Small Cap Funds Average — This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 55 mutual funds at 10/31/03.

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) — This is a market-capitalization-weighted equity index comprised of 21 countries and representing the developed stock markets outside North America.

MSCI World Index — This is a market-capitalization-weighted equity index comprised of 23 countries and representing the world’s developed stock markets.

MSCI World Growth Index — This is a market-capitalization-weighted equity index comprised of 23 countries and representing “growth” (high price to book value) securities in the world’s developed stock markets.

MSCI Emerging Markets Free Index — This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

Citigroup Extended Market Index World — This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Citigroup World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Citigroup.

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee deducted from the proceeds when shares of a mutual fund are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Subadviser
Subadviser (to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Series of Seligman Global Fund Series, Inc., which contains information about the sales charges, expenses, and additional risk factors. Please read the prospectus carefully before investing or sending money.

EQSGFS2 10/03

ITEM 2.	CODE OF ETHICS. As of October 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:	/s/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	December 29, 2003

By:	/s/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	December 29, 2003

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

ITEM 10(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

ITEM 10(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

ITEM 10(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.